UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06373

Sit Mutual Funds, Inc.

(Exact name of registrant as specified in charter)

80 South Eighth Street

3300 IDS Center

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

80 South Eighth Street

3300 IDS Center

Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 332-3223

Date of fiscal year end: June 30, 2023

Date of reporting period: December 31, 2022

Item 1:	Reports to Stockholders

  Semi-Annual Report

    December 31, 2022

Balanced Fund

Dividend Growth Fund

Global Dividend Growth Fund

Large Cap Growth Fund

ESG Growth Fund

Mid Cap Growth Fund

Small Cap Dividend Growth Fund

Small Cap Growth Fund

International Growth Fund

Developing Markets Growth Fund

 Sit Mutual Funds

Sit Mutual Funds STOCK FUNDS SEMI-ANNUAL REPORT TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

CHAIRMAN’S LETTER

February 3, 2023

Dear Fellow Shareholders:

2022 was a challenging year for global equities, as central banks aggressively raised rates to combat surging inflation, thereby elevating recession fears. Consequently, the combination of reduced valuations and lower earnings expectations points to a better set-up for stocks as we enter the new year.

Economic Summary

The U.S. economy has proven resilient, particularly in the second half of 2022, as consumer spending shifted to services from goods, sustained by job growth, excess savings, and credit expansion. According to Mastercard SpendingPulse, holiday spending climbed +7.6% year over year (vs. +8.5% in 2021), underpinned by a +15.1% increase in dining out (i.e., services). The Atlanta Fed’s GDPNow model also predicts real GDP growth of +3.8% in 2022’s fourth quarter, largely due to a solid contribution from consumer spending. The irony is that the buoyancy in spending is perpetuating high inflation, contributing to Fed hawkishness and, subsequently, raising the risk of a recession. Nonetheless, the post-pandemic era of price-insensitive “revenge spending,” first on goods and then on services, has likely ended, as consumers have begun to balk at high prices. Moreover, banks are tightening lending standards, implying credit growth and the spending it supports will continue to slow. For now, still-solid job growth, about $1.1 trillion in excess savings, and a potential return to positive real wage growth as inflation eases may sustain spending.

Consumer inflation should decelerate meaningfully in 2023 but will likely still top +3.0% at year end, versus the Federal Reserve’s (Fed) +2.0% target. Whereas headline inflation has steadily ebbed since July 2022 as energy prices fell, the core figure (which drives policy decisions) has stayed relatively choppy. However, core goods inflation (27% of core CPI) is diving, due to base effects, waning demand, and easing supply chain backups. This should increasingly counter the impact of still-climbing core services inflation. Moreover, declining home selling prices and new rents, which lead by 12 to 18 months, suggest rent of shelter (42% of core CPI) will peak by midyear and decline after that. Finally, wage gains have begun to moderate and recent declines in the jobs availability survey suggest wage growth will continue to slow.

The Fed has utilized the monetary policy equivalent of “shock and awe” since ditching its transitory inflation thesis, resulting in the most aggressive tightening since 1980. We anticipate the Fed will lift the target fed funds rate to 5% or 5.25% before pausing by midyear as inflation sufficiently ebbs. That said, the Fed asserts it will stay restrictive for longer to avoid repeating a mid-1970s policy error in which premature easing led to another bout of high inflation. It is unclear how much the Fed is jawboning to keep financial conditions tight (by capping stock and bond prices) versus genuine resolve, but it does raise the specter it will be behind the curve again. While some still hope the Fed can “thread the needle” to achieve a soft landing, its track record is dismal. As a result, the broad consensus is a recession in 2023. However, all indications point to a comparatively mild downturn: there are no apparent private sector excesses; household and corporate balance sheets are in good shape; and labor market dynamics are favorable. We believe a weaker economy, progress on inflation, and market conditions will ultimately prompt the Fed to shift to a less restrictive stance by year end.

Outside of the U.S., warmer-than-normal weather has given Europe a much-needed break, as energy costs, particularly natural gas prices, have plummeted in recent weeks. However, the euro area and the United Kingdom are in the throes of economic downturns, with signs of more pain ahead as financial conditions continue to tighten. Central banks are aggressively hiking interest rates to drive back record inflation. We expect China’s economy will get worse before it gets better. After almost three years, China has finally started to pivot away from its zero-Covid policy, causing some chaos. A steepening infection curve has overwhelmed the healthcare system, lowered mobility, and fueled employee absences. In addition, heavy cross-regional travel during this month’s Lunar New Year holiday could lift infection rates and further disrupt the economy. However, reassuringly, the Central Economic Work Conference signaled policy would turn more pro-business and pro-growth in 2023. Therefore, while we do not expect substantial easing, fiscal and monetary policies should stay accommodative. Assuming the infection curve peaks in February or March, the economy should begin to recover in the second quarter. Services and consumption will be the major growth drivers, helped by pent-up demand and excess savings, while exports might be a modest drag.

Equity Strategy

The sharp stock market correction in 2022 has reduced valuation multiples and largely discounts our base case of a mild recession this year. Even so, we expect the market to stay volatile in 2023, as investors shift their focus from inflation to corporate earnings, while economic weakness broadens and exerts substantial pressure on profitability. Accordingly, equity portfolios remain well-diversified, with a quality bias. Nonetheless, as was the case in 2022, we expect market dislocations will provide opportunities to “upgrade” holdings to improve the overall risk-reward profile of portfolios. In addition to traditional quality metrics (e.g., free cash flow generation, return on capital, balance sheets), our emphasis is on selecting stocks with attractive valuations and conservative/realistic earnings estimates. While portfolios continue to hold a combination of cyclical (technology, industrials, financials) and non-cyclical companies

2	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

(consumer staples, health care, utilities), we plan to pivot to a pro-cyclical stance as the expected economic slowdown becomes fully embedded in valuations.

Despite a challenging 2022, our equity strategies maintain a significant weight in high-growth technology stocks. The substantial underperformance in the sector has drawn comparisons to 1999 to 2000, a period defined by rampant speculation, extreme valuations, and unsustainable business models. Although there are identifiable pockets of similar excesses in this cycle (e.g., crypto, “stay at home” pandemic stocks, EVs, and SPACs), the secular drivers of the technology sector are broad-based and durable. Importantly, our investments focus on secular growth subsegments, such as digital transformation, cybersecurity, automation, cloud/digital infrastructure, and electrification. Certainly, cyclical pressure in some end markets (e.g., PCs, e-commerce, digital advertising) and softer enterprise spending will take a toll on earnings. However, the need for productivity-enhancing technology investments will only intensify as economic growth slows, offsetting these pressures.

We believe the healthcare sector offers a good balance of defensive characteristics, driven by positive demographic drivers, and above-market earnings growth for 2023 and beyond. However, despite these positive fundamentals, the sector trades at a significant discount to the slower-growing, similarly-defensive consumer staples and utilities sectors. As we begin 2023, the factors that negatively impacted earnings growth, including supply chain issues, a high Covid-19 prevalence, and a strong U.S. dollar, have reversed. Moreover, industry sentiment has improved with the rollback of biopharmaceutical product pricing risk afforded by the passage of the Inflation Reduction Act, strong 2023 Medicare Advantage enrollment benefiting the managed care industry, and a robust pipeline of new product launches supporting the medical device industry.

We also continue to selectively add energy exposure, as structural supply-side constraints suggest an extended period of elevated, albeit volatile, energy prices. Years of underinvestment in fossil-based fuels, an accelerated build-out of sporadic renewable electricity sources, and a dependence on inconsistent resource providers have uncovered the shortcomings of current energy policies. So, a comprehensive approach appears most likely to meet the world’s energy needs, given the renewed appreciation for the dependability of traditional fuels.

Dividend-paying stocks performed relatively well in 2022, as investors sought stability in a “risk-off ” market. They allow investors to share in market gains during upturns but also provide downside protection if market conditions remain challenging. While the current yields of our dividend-based portfolios are already well above benchmark yields, we anticipate solid dividend growth in 2023 for each of our dividend growth strategies. Within the dividend-paying universe, energy and defensive sectors, such as utilities, consumer staples, and P&C insurance, led the outperformance over the past year. However, we believe there are attractive long-term opportunities in areas overlooked by investors in the market turmoil, including health care, technology, industrials, and select financials.

As for international portfolios, we prefer investments in South Korea, Singapore, and India, as economic growth has been resilient and will further improve in 2023. Moreover, the expected rebound in China will have positive knock-on effects throughout Asia. Conversely, we are more cautious about Latin America, particularly Brazil, as tight monetary conditions will continue to impact economic growth negatively. We are constructive on Chinese stocks near-term, even after the recent rebound, considering reasonable valuations, still-skeptical investor sentiment, and the expected economic recovery. Nonetheless, concerns, such as high debt levels, adverse demographic trends, and geopolitical tensions with the U.S. could linger longer-term. Given the uncertainties around global economic growth, portfolios remain diversified across themes and industries. Overall, we believe emerging market stocks are attractively valued, with the MSCI Emerging Market Index® trading at the low end of its historical range relative to the MSCI USA Index®. Still, underlying fundamentals are highly variable, making country emphasis and stock selection critical in the year ahead.

Roger J. Sit

Chairman, President, CEO and Global CIO

DECEMBER 31, 2022	3

Sit Balanced Fund

OBJECTIVE & STRATEGY

The dual objectives of the Sit Balanced Fund are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks and bonds. The Fund may emphasize either equity securities or fixed-income securities, or hold equal amounts of each, dependent upon the Adviser’s analysis of market, financial and economic conditions.

The Fund’s permissible investment allocation is: 35-65% in equity securities and 35-65% in fixed-income securities. At all times at least 25% of the fixed-income assets will be invested in fixed-income senior securities.

Fund Performance

The Sit Balanced Fund’s return for the 6-month period ended December 31, 2022 was -0.55%. The S&P 500® Index return was +2.31% over the period, while the Bloomberg Aggregate Bond Index lost -2.97%.

Factors that Influenced the Fund’s Performance

Returns for the fixed income portion of the portfolio modestly un-derperformed the Bloomberg Aggregate Bond Index for the 6-month period ending 12/31/22, owing to its income advantage being more than offset by declining bond prices, as interest rates rose dramatically during the period in response to continued elevated levels of inflation. Therefore, to stem inflation, the Fed implemented contractionary monetary policy and has been aggressively raising the benchmark federal funds rate. Underperformance was particularly pronounced in holdings of U.S. Treasury bonds and taxable municipal securities, as these sectors had excess exposure to longer-maturity bonds that lagged. The Fund sold the last of its position in U.S. Treasury Inflation- Protected Securities (TIPS) during the period, due to expectations that inflation is likely to decline in 2023. The portfolio’s allocation to corporate bonds outperformed, as the Fund reduced risk in this sector due to concerns of economic weakness. The underperformance in the equity portion of the Fund during the period was driven heavily by an overweight position in technology services and an underweight position in energy minerals. Stock selection also adversely affected technology services performance, as companies were hurt by rising interest rates that weighed on valuations and by concerns over slowing growth. Also, while the Fund’s holdings in energy minerals were positive, being underweight the sector – which benefited from rising commodity prices – negatively impacted performance. Conversely, the Fund’s underweight position in consumer durables, combined with an overweight and favorable stock selection in producer manufacturing, added to performance.

Outlook and Positioning

We have repositioned the fixed income portion of the portfolio due to our expectation for interest rates to decline in 2023. We believe ongoing contractionary monetary policy by the Fed is likely to result in lower levels of inflation as 2023 progresses, and the aggressive pace and magnitude of the fed funds rate shift to date and prospectively over the course of the current rate cycle risks leading to a “hard landing” contraction of the economy. We expect investors to anticipate this hard landing and the resulting period of economic weakness, which will result in lower interest rates (particularly on the short end of the yield

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the S&P 500® Index and the Bloomberg Aggregate Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index. This is the primary index for the equity portion of the Fund.

2 Bloomberg Aggregate Bond Index is an unmanaged market value weighted index which measures the performance of investment grade debt securities with maturities of at least one year. It is not possible to invest directly in an index. This is the primary index for the fixed income portion of the Fund.

curve) despite the current actions of the Fed. In the equity portion of the Fund, we have maintained a large overweight position in technology companies that should benefit from secular trends, with a focus on companies with strong pricing power and wide moats around their businesses. Additionally, the Fund is overweight the health services sector, as companies here should benefit from strong pricing power and a reversal in Covid-19-related disruptions to their businesses.

As of December 31, 2022, the asset allocation of the Fund was 61.5% equity, 36.5% fixed income, and 2% cash and equivalents.

Roger J. Sit

Bryce A. Doty

Ronald D. Sit

Portfolio Managers

4	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2022
	Sit Balanced Fund	S&P 500® Index[1]	Bloomberg Aggregate Bond Index[2]

Six Month	-0.55%	2.31%	-2.97%

One Year	-20.84	-18.11	-13.01

Five Year	5.62	9.43	0.02

Ten Year	7.90	12.56	1.06

Since Inception (12/31/93)	6.88	9.62	4.37

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

2 Bloomberg Aggregate Bond Index is an unmanaged market value weighted index which measures the performance of investment grade debt securities with maturities of at least one year.

PORTFOLIO SUMMARY

Net Asset Value 12/31/22:	$25.51 Per Share

Net Asset Value 6/30/22:	$26.86 Per Share

Net Assets:	$43.9 Million

TOP HOLDINGS

Top Equity Holdings:

1. Apple, Inc.

2. Microsoft Corp.

3. Alphabet, Inc.

4. UnitedHealth Group, Inc.

5. Broadcom, Inc.

Top Fixed Income Holdings:

1. U.S. Treasury Notes, 1.88%, 2/28/27

2. U.S. Treasury Notes, 2.75%, 7/31/27

3. U.S. Treasury Bonds, 4.00%, 11/15/52

4. Federal National Mortgage Association, 4.50%, 9/1/52

5. Federal National Mortgage Association, 4.50%, 7/1/52

Based on net assets as of December 31, 2022.

FUND DIVERSIFICATION

Based on net assets as of December 31, 2022.

DECEMBER 31, 2022	5

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2022

Sit Balanced Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 61.5%

Communications - 0.7%
American Tower Corp.	1,475	312,493

Consumer Durables - 0.5%
YETI Holdings, Inc. *	5,500	227,205

Consumer Non-Durables - 3.2%
Constellation Brands, Inc.	2,025	469,294
Estee Lauder Cos., Inc. - Class A	1,635	405,660
Mondelez International, Inc.	3,400	226,610
PepsiCo, Inc.	1,825	329,704

		1,431,268

Consumer Services - 2.4%
McDonald’s Corp.	1,450	382,118
Visa, Inc.	3,100	644,056

		1,026,174

Electronic Technology - 8.8%
Apple, Inc.	14,600	1,896,978
Applied Materials, Inc.	2,600	253,188
Broadcom, Inc.	1,485	830,308
NVIDIA Corp.	4,200	613,788
Palo Alto Networks, Inc. *	500	69,770
Qualcomm, Inc.	1,625	178,653

		3,842,685

Energy Minerals - 1.5%
ConocoPhillips	5,775	681,450

Finance - 4.1%
Ameriprise Financial, Inc.	1,150	358,076
Chubb, Ltd.	1,400	308,840
First Republic Bank	1,750	213,307
Goldman Sachs Group, Inc.	1,600	549,408
JPMorgan Chase & Co.	2,925	392,242

		1,821,873

Health Services - 4.2%
Centene Corp. *	3,500	287,035
HCA Healthcare, Inc.	1,600	383,936
UnitedHealth Group, Inc.	2,150	1,139,887

		1,810,858

Health Technology - 5.6%
Abbott Laboratories	3,550	389,755
Dexcom, Inc. *	5,260	595,642
Johnson & Johnson	3,000	529,950
Medtronic, PLC	3,425	266,191
Thermo Fisher Scientific, Inc.	1,200	660,828

		2,442,366

Industrial Services - 1.0%
Cheniere Energy, Inc.	2,900	434,884

Process Industries - 1.9%
Darling Ingredients, Inc. *	3,525	220,630
Linde, PLC	1,225	399,571
Sherwin-Williams Co.	1,000	237,330

		857,531

Producer Manufacturing - 4.8%
Honeywell International, Inc.	1,450	310,735

Name of Issuer	Quantity	Fair Value ($)
Motorola Solutions, Inc.	1,400	360,794
Northrop Grumman Corp.	675	368,287
Parker-Hannifin Corp.	1,350	392,850
Safran SA, ADR	11,550	360,822
Siemens AG, ADR	5,175	355,988

		2,149,476

Retail Trade - 7.0%
Amazon.com, Inc. *	9,700	814,800
CVS Health Corp.	5,800	540,502
Home Depot, Inc.	2,050	647,513
Lululemon Athletica, Inc. *	925	296,351
TJX Cos., Inc.	5,100	405,960
Ulta Beauty, Inc. *	795	372,911

		3,078,037

Technology Services - 13.6%
Accenture, PLC	2,025	540,351
Adobe, Inc. *	475	159,852
Alphabet, Inc. - Class A *	12,400	1,094,052
Alphabet, Inc. - Class C *	4,100	363,793
Atlassian Corp. *	1,050	135,114
Autodesk, Inc. *	1,450	270,962
Dynatrace, Inc. *	4,250	162,775
Intuit, Inc.	1,200	467,064
Microsoft Corp.	7,800	1,870,596
Paycom Software, Inc. *	600	186,186
Salesforce, Inc. *	3,650	483,954
ServiceNow, Inc. *	560	217,431

		5,952,130

Transportation - 1.4%
FedEx Corp.	975	168,870
Union Pacific Corp.	2,050	424,493

		593,363

Utilities - 0.8%
NextEra Energy, Inc.	4,140	346,104

Total Common Stocks (cost: $17,323,527)		27,007,897

Name of Issuer	Principal Amount ($)	Fair Value ($)

Bonds – 34.1%

Asset-Backed Securities - 0.5%

Small Business Administration:
2008-20A 1, 5.17%, 1/1/28	14,243	14,034
2007-20H 1, 5.78%, 8/1/27	12,118	12,029

Towd Point Mortgage Trust:
2020-MH1 A1A, 2.18%, 2/25/60 1, [4]	91,909	85,458
2019-MH1 A2, 3.00%, 11/25/58 1, [4]	100,000	94,797

		206,318

Collateralized Mortgage Obligations - 6.9%

Fannie Mae:
2017-84 JP, 2.75%, 10/25/47	18,338	16,319
2003-34 A1, 6.00%, 4/25/43	25,246	25,619

See accompanying notes to financial statements.

6	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Fair Value ($)
2004-T1 1A1, 6.00%, 1/25/44	15,553	15,723
1999-17 C, 6.35%, 4/25/29	5,217	5,292
2001-82 ZA, 6.50%, 1/25/32	8,733	8,926
2009-30 AG, 6.50%, 5/25/39	27,436	28,243
2013-28 WD, 6.50%, 5/25/42	25,907	26,968
2004-T1 1A2, 6.50%, 1/25/44	44,003	45,250
2004-W9 2A1, 6.50%, 2/25/44	26,828	27,480
2010-108 AP, 7.00%, 9/25/40	486	506
2004-T3 1A3, 7.00%, 2/25/44	5,129	5,368
1993-21 KA, 7.70%, 3/25/23	152	152

Freddie Mac:
4293 BA, 5.29%, 10/15/47 [1]	7,842	7,815
2122 ZE, 6.00%, 2/15/29	30,286	30,940
2126 C, 6.00%, 2/15/29	19,276	19,593
2480 Z, 6.00%, 8/15/32	22,148	22,550
2485 WG, 6.00%, 8/15/32	22,019	22,507
2575 QE, 6.00%, 2/15/33	9,940	10,103
2980 QA, 6.00%, 5/15/35	11,221	11,462
2283 K, 6.50%, 12/15/23	648	649
2357 ZJ, 6.50%, 9/15/31	15,944	16,145
4520 HM, 6.50%, 8/15/45	13,205	14,162
3704 CT, 7.00%, 12/15/36	9,212	9,811
2238 PZ, 7.50%, 6/15/30	8,262	8,732

Government National Mortgage Association:
2021-86 WB, 4.73%, 5/20/51 [1]	145,333	144,740
2021-104 HT, 5.50%, 6/20/51	180,579	184,819
2021-27 AW, 5.85%, 2/20/51 [1]	196,871	208,827
2015-80 BA, 7.00%, 6/20/45 [1]	9,967	10,410
2018-147 AM, 7.00%, 10/20/48	27,957	29,423
2018-160 DA, 7.00%, 11/20/48	25,839	27,141
2014-69 W, 7.21%, 11/20/34 [1]	13,725	14,416
2013-133 KQ, 7.32%, 8/20/38 [1]	15,764	16,722
2005-74 HA, 7.50%, 9/16/35	1,077	1,091

JP Morgan Mortgage Trust:
2021-3 A4, 2.50%, 7/25/51 1, [4]	133,333	117,755
2021-6 A4, 2.50%, 10/25/51 1, [4]	307,877	264,305
2021-13 A4, 2.50%, 4/25/52 1, [4]	284,434	244,521
2019-HYB1 A5A, 3.00%, 10/25/49 1, [4]	32,116	29,137
2020-8 A3, 3.00%, 3/25/51 1, [4]	18,890	15,843
2021-13 A11, 4.37%, 4/25/52 1, [4]	300,825	273,596
2022-1 A11, 4.37%, 7/25/52 1, [4]	349,450	319,160
2022-2 A11, 4.57%, 8/25/52 1, [4]	329,708	304,042
2021-6 A12, 5.00%, 10/25/51 1, [4]	289,544	273,865

New Residential Mortgage Loan Trust:
2018-3A A1, 4.50%, 5/25/58 1, [4]	39,011	36,655

PMT Loan Trust:
2013-J1 A11, 3.50%, 9/25/43 1, [4]	28,981	25,725

Sequoia Mortgage Trust:
2020-4 A5, 2.50%, 11/25/50 1, [4]	44,836	40,189

Vendee Mortgage Trust:
2008-1 B, 5.98%, 3/15/25 [1]	7,306	7,436

Wells Fargo Mortgaged Backed Securities Trust:
2020-5 A3, 2.50%, 9/25/50 1, [4]	36,272	31,841
2020-2 A17, 3.00%, 12/25/49 1, [4]	28,629	23,463
2020-2 A3, 3.00%, 12/25/49 1, [4]	4,838	4,718

		3,030,155

Name of Issuer	Principal Amount ($)	Fair Value ($)
Corporate Bonds - 7.9%
Becton Dickinson & Co., 4.30%, 8/22/32	50,000	47,007
British Airways 2020-1 Class B Pass Through Trust, 8.38%, 11/15/28 4	46,844	46,004
Charles Stark Draper Lab., Inc., 4.39%, 9/1/48	100,000	89,245
ConocoPhillips Co., 6.95%, 4/15/29	125,000	138,578
Consumers Energy Co., 4.35%, 8/31/64	50,000	40,942
CVS Pass-Through Trust, 7.51%, 1/10/32 [4]	118,879	123,910
Delta Air Lines 2015-1 Class AA Pass Through Trust, 3.63%, 7/30/27	121,676	111,218
Duke Energy Florida, LLC:
2.54%, 9/1/29	49,482	44,915
2.86%, 3/1/33	120,000	101,107
Entergy Louisiana, LLC, 4.95%, 1/15/45	150,000	133,802
Equifax, Inc., 3.10%, 5/15/30	100,000	84,379
Equinor ASA, 7.15%, 11/15/25	150,000	157,940
Fairfax Financial Holdings, 7.75%, 7/15/37	150,000	154,250
ITT, LLC, 7.40%, 11/15/25	25,000	25,577
Johnson & Johnson, 3.55%, 3/1/36	150,000	133,528
JPMorgan Chase & Co., 3 Mo. Libor + 1.16%, 3.22%, 3/1/25 [1]	50,000	48,592
Moody’s Corp., 4.25%, 8/8/32	50,000	46,876
Morgan Stanley, 4.68%, 7/17/26 [1]	100,000	98,365
Nationwide Mutual Insurance Co. (Subordinated), 3 Mo. Libor + 2.29, 7.06%, 12/15/24 1, 4	195,000	194,487
Northern Trust Corp. (Subordinated), 3 Mo. Libor + 1.13, 3.38%, 5/8/32 [1]	250,000	227,401
PacifiCorp, 2.70%, 9/15/30	200,000	172,461
Polar Tankers, Inc., 5.95%, 5/10/37 [4]	97,890	99,364
Principal Financial Group, Inc., 3 Mo. Libor + 3.04%, 7.65%, 5/15/55 [1]	100,000	96,750
Prudential Financial, Inc. (Subordinated), 3 Mo. Libor + 3.92%, 5.63%, 6/15/43 [1]	200,000	196,500
Security Benefit Life Insurance Co. (Subordinated), 7.45%, 10/1/33 [4]	100,000	96,738
Spirit Airlines, 4.10%, 4/1/28	107,016	95,374
Tennessee Gas Pipeline, LLC, 7.00%, 10/15/28	213,000	227,916
United Airlines 2019-2 Class AA Pass Through Trust, 2.70%, 5/1/32	132,679	107,291
Unum Group, 7.25%, 3/15/28	25,000	26,307
Waste Connections, Inc., 4.20%, 1/15/33	100,000	93,036
West Loop BC (Subordinated), 3 Mo. Libor + 1.87, 6.63%, 12/1/27 [1]	225,000	224,704

		3,484,564

Federal Home Loan Mortgage Corporation - 0.3%
7.50%, 7/1/29	58,756	60,908
8.00%, 2/1/34	5,893	6,094
8.50%, 5/1/31	68,461	71,696

		138,698

Federal National Mortgage Association - 2.4%
4.50%, 7/1/52	339,098	326,751
4.50%, 9/1/52	341,658	329,221
5.50%, 8/1/56	168,385	173,925
6.00%, 7/1/41	154,887	161,258
6.50%, 2/1/24	1,416	1,410
6.50%, 9/1/27	19,828	20,326
7.00%, 1/1/32	4,634	4,637

See accompanying notes to financial statements.

DECEMBER 31, 2022	7

SCHEDULE OF INVESTMENTS (Unaudited)

DECEMBER 31, 2022

Sit Balanced Fund (Continued)

Name of Issuer	Principal Amount ($)	Fair Value ($)
7.00%, 3/1/33	13,155	13,420
7.00%, 12/1/38	12,875	13,146
8.00%, 1/1/31	3,152	3,149
8.42%, 7/15/26	1,225	1,224

		1,048,467

Government National Mortgage Association - 0.6%
5.00%, 5/20/48	27,971	28,245
5.50%, 8/20/62	198,683	200,044
6.50%, 11/20/38	9,250	9,424
7.00%, 12/15/24	2,831	2,835
7.00%, 11/20/27	5,798	5,889
7.00%, 9/20/29	15,673	16,197
7.00%, 9/20/38	6,547	6,864
7.50%, 4/20/32	9,757	9,961
8.00%, 7/15/24	143	143

		279,602

Taxable Municipal Securities - 9.7%
Benton & Polk Sch. Dist. No. 17J G.O., 5.47%, 6/15/27	150,000	154,493
Chicago Park Dist., 2.53%, 1/1/34	235,000	176,057
CO Health Facs. Auth., 3.13%, 5/15/27	250,000	221,778
Colliers Hill Metropolitan Dist. No. 2 G.O., 3.99%, 12/1/47	250,000	192,163
Colorado Edu. & Cultural Fac. Auth., 3.97%, 3/1/56	205,000	152,612
Coventry Local Sch. Dist., 2.20%, 11/1/29	200,000	166,646
Kentucky Higher Edu. Student Loan Corp. (Subordinated), 5.27%, 6/1/36	100,000	87,922
LaGrange Co. Regional Utility Dist., 2.98%, 1/1/40	230,000	176,861
Louisiana State Trans. Auth., 1.45%, 2/15/27	300,000	261,195
Madison Co. Comm. Sch. Dist. No. 7, 1.90%, 12/1/30	150,000	118,288
Maricopa Co. Industrial Dev. Auth., 5.00%, 7/1/44 [4]	100,000	99,456
Massachusetts Edu. Auth.:
4.00%, 1/1/32	25,000	24,157
4.41%, 7/1/34	15,000	14,742
4.95%, 7/1/38	200,000	192,528
MD Comm. Dev. Admin., 4.03%, 9/1/27	200,000	191,056
MN Hsg. Fin. Agy., 2.31%, 1/1/27	135,000	125,709
NJ Higher Edu. Student Assit. Auth., 3.50%, 12/1/39 [8]	85,000	81,830
No. Dakota Hsg. Fin. Auth., 3.70%, 7/1/33	100,000	89,592
NY Mortgage Agency, 2.98%, 10/1/40	150,000	112,995
NY State Dormitory Auth., 2.69%, 7/1/35	200,000	145,696
Oregon State Fac. Auth., 2.68%, 7/1/31	350,000	284,368
Public Fin. Auth., 4.23%, 7/1/32	105,000	95,968
RI Student Loan Auth., 4.13%, 12/1/27	200,000	189,374
Texas Children’s Hospital, 3.37%, 10/1/29 [17]	115,000	106,476
Texas Trans. Comm. State Highway, 5.18%, 4/1/30	150,000	152,844
Utah Charter Sch. Fin. Auth., 2.40%, 10/15/27	205,000	183,422
VA Hsg. Dev. Auth., 2.13%, 7/25/51	230,522	191,504
WA State Hsg. Fin. Comm., 3.50%, 7/1/24 [4]	155,000	149,460
Wichita Falls, 1.65%, 9/1/28	145,000	122,260

		4,261,452

Name of Issuer	Principal Amount ($)	Fair Value ($)

U.S. Treasury / Federal Agency Securities - 5.8%

U.S. Treasury - 5.8%

U.S. Treasury Bonds:
3.00%, 8/15/52	100,000	83,156
4.00%, 11/15/52	675,000	681,961

U.S. Treasury Notes:
1.88%, 2/28/27	850,000	779,643
2.75%, 7/31/27	725,000	687,022

U.S. Treasury Strip:
1.97%, 11/15/50 [6]	175,000	58,476
2.18%, 8/15/47 [6]	650,000	238,286

		2,528,544

Total Bonds (cost $16,845,055)		14,977,800

Name of Issuer	Quantity	Fair Value ($)

Investment Companies 2.4%
BlackRock Enhanced Government Fund	4,536	43,908
BlackRock Income Trust, Inc.	1,400	17,276
DWS Municipal Income Trust	9,800	84,378
MFS Intermediate Income Trust	63,700	175,812
Nuveen AMT-Free Quality Muni Income Fund	15,100	171,687
Nuveen Multi-Market Income Fund	3,953	23,204
Putnam Master Intermediate Income Trust	61,000	195,200
Putnam Premier Income Trust	58,975	214,079
TCW Strategic Income Fund, Inc.	18,000	83,160

Total Investment Companies (cost: $1,171,579)		1,008,704

Short-Term Securities - 1.0%
Fidelity Inst. Money Mkt. Gvt. Fund, 4.06% (cost $457,476)	457,476	457,476

Total Investments in Securities - 99.0% (cost $35,797,637)		43,451,877

Other Assets and Liabilities, net - 1.0%		457,212

Net Assets - 100.0%		$43,909,089

See accompanying notes to financial statements.

8	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

*	Non-income producing security.
[1]

Variable rate security. Rate disclosed is as of December 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

[4]

144A Restricted Security. The total value of such securities as of December 31, 2022 was $2,994,490 and represented 6.8% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[6]	Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying.
[8]

Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At December 31, 2022, 0.2% of net assets in the Fund was invested in such securities.

[17]

Security that is either an absolute and unconditional obligation of the United States Government or is collateralized by securities, loans, or leases guaranteed by the U.S. Government or its agencies or instrumentalities.

ADR — American Depositary Receipt

LLC — Limited Liability Company

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of December 31, 2022 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Prices ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Common Stocks**	27,007,897	—	—	27,007,897
Asset-Backed Securities	—	206,318	—	206,318
Collateralized Mortgage Obligations	—	3,030,155	—	3,030,155
Corporate Bonds	—	3,484,564	—	3,484,564
Federal Home Loan Mortgage Corporation	—	138,698	—	138,698
Federal National Mortgage Association	—	1,048,467	—	1,048,467
Government National Mortgage Association	—	279,602	—	279,602
Taxable Municipal Securities	—	4,261,452	—	4,261,452
U.S. Treasury / Federal Agency Securities	—	2,528,544	—	2,528,544
Investment Companies	1,008,704	—	—	1,008,704
Short-Term Securities	457,476	—	—	457,476
Total:	28,474,077	14,977,800	—	43,451,877

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

DECEMBER 31, 2022	9

Sit Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit Dividend Growth Fund is to provide current income that exceeds the dividend yield of the S&P 500® Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

Fund Performance

The Sit Dividend Growth Fund Class I posted a +6.15% return during the 6-month period ended December 31, 2022, compared to the +2.31% return for the S&P 500® Index. The Fund’s gross dividend yield (before deducting Fund expenses) was 2.14% as of 12/31/22, compared to +1.76% for the S&P 500® Index.

Factors that Influenced the Fund’s Performance

The Fund posted strong absolute and relative returns over the 6-month period, outperforming the S&P500® Index by nearly +4%. The main reason for the outperformance was the Fund’s focus on investing in stable, cash flow generative companies that outperformed, especially in the volatile market environment in the second half of 2022. The five key sectors that led to outperformance over the period were technology services, consumer durables, retail trade, finance, and electronic technology. In technology services, the Fund benefitted from the strong relative returns of Oracle and Genpact Ltd., while being underweight higher valuation companies that were negatively affected by rising interest rates and concerns over slowing growth rates. The Fund’s large underweight position in consumer durables positively impacted performance, as equities in this sector underperformed the market due to concerns over declining consumer sentiment and higher interest rates. The other three highlighted sectors were helped by stock selection. In the retail trade space, the Fund benefitted from holdings, such as TJX Cos. and Target, and not owning non-dividend-payers Amazon.com and Costco. Within the finance sector, the Fund owned property and causality insurance companies, in addition to life insurers that benefitted from rising interest rates. Underweighting banks also boosted relative returns. Relative performance was adversely affected by the Fund’s stock selection within health technology, where the Fund’s holdings in more stable names underperformed higher growth companies within the benchmark. Holdings within the Fund’s transportation sector also lagged over the period.

Outlook and Positioning

We have consistently communicated a strong preference for “quality” throughout 2022, as market volatility increased and downside tail risks to the global economy grew. In general, quality-oriented factors (e.g., return on equity, balance sheets, cash flow) have performed relatively well this year, which is a trend we expect to continue. In this regard, we

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the S&P 500® Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index. This is the Fund’s primary index.

favor dividend-paying growth stocks, which allow investors to participate in a market rebound, with somewhat less volatility. In addition, companies that can grow cash flows and increase dividends will provide some inflation protection over time. We continue to add to energy opportunistically. The sector offers a combination of improving fundamentals, buoyed by durable supply-side constraints and a hedge against ongoing elevated geopolitical risk. Also, multiple years of industry un-derinvestment, waning spare capacity, and a wholesale reshuffling of global energy flows amid the Russia-Ukraine conflict point to enduring challenges in sourcing new energy supplies. With no quick fixes, energy prices should remain elevated. Within energy, we favor companies with high-quality/differentiated assets, talented management teams, and the ability to grow shareholder returns durably.

Roger J. Sit

Kent L. Johnson

Portfolio Managers

10	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2022

	Sit Dividend Growth Fund
	Class I	Class S	S&P 500® Index[1]
Six Month	6.15%	5.98%	2.31%
One Year	-11.95	-12.20	-18.11
Five Year	9.15	8.88	9.43
Ten Year	11.53	11.26	12.56
Since Inception-Class I	9.71	n/a	8.88
(12/31/03)
Since Inception-Class S	n/a	9.15	8.87
(3/31/06)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 12/31/22:	$13.59	Per Share
Net Asset Value 6/30/22:	$14.29	Per Share
Net Assets:	$196.3	Million
Class S:
Net Asset Value 12/31/22:	$13.50	Per Share
Net Asset Value 6/30/22:	$14.20	Per Share
Net Assets:	$22.0	Million

Weighted Average Market Cap:	$321.1	Billion

TOP 10 HOLDINGS

1. Microsoft Corp.

2. Apple, Inc.

3. Johnson & Johnson

4. Broadcom, Inc.

5. ConocoPhillips

6. Exxon Mobil Corp.

7. UnitedHealth Group, Inc.

8. Analog Devices, Inc.

9. PepsiCo, Inc.

10. Oracle Corp.

Based on net assets as of December 31, 2022.

SECTOR ALLOCATION

Based on net assets as of December 31, 2022.

DECEMBER 31, 2022	11

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2022

Sit Dividend Growth Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 100.2%

Commercial Services - 2.3%
Booz Allen Hamilton Holding Corp.	21,225	2,218,437
Sysco Corp.	35,825	2,738,821

		4,957,258

Communications - 0.9%
American Tower Corp.	9,550	2,023,263

Consumer Durables - 0.7%
Activision Blizzard, Inc.	18,475	1,414,261

Consumer Non-Durables - 5.9%
Constellation Brands, Inc.	9,250	2,143,688
Mondelez International, Inc.	49,800	3,319,170
PepsiCo, Inc.	21,175	3,825,475
Procter & Gamble Co.	23,950	3,629,862

		12,918,195

Consumer Services - 3.3%
McDonald’s Corp.	9,025	2,378,358
Starbucks Corp.	19,200	1,904,640
Visa, Inc.	14,555	3,023,947

		7,306,945

Electronic Technology - 14.0%
Analog Devices, Inc.	23,425	3,842,403
Apple, Inc.	79,025	10,267,718
Applied Materials, Inc.	23,800	2,317,644
Broadcom, Inc.	11,550	6,457,951
Garmin, Ltd.	13,100	1,208,999
Qualcomm, Inc.	9,475	1,041,682
Skyworks Solutions, Inc.	22,600	2,059,538
TE Connectivity, Ltd.	29,050	3,334,940

		30,530,875

Energy Minerals - 4.5%
ConocoPhillips	44,200	5,215,600
Exxon Mobil Corp.	40,850	4,505,755

		9,721,355

Finance - 16.0%
Alexandria Real Estate Equities, Inc.	19,650	2,862,415
American International Group, Inc.	43,600	2,757,264
Ameriprise Financial, Inc.	8,575	2,669,998
Carlyle Group, Inc.	49,600	1,480,064
Chubb, Ltd.	9,100	2,007,460
East West Bancorp, Inc.	26,925	1,774,358
Everest Re Group, Ltd.	7,325	2,426,553
Goldman Sachs Group, Inc.	3,950	1,356,351
MetLife, Inc.	25,975	1,879,811
Morgan Stanley	37,375	3,177,622
PNC Financial Services Group, Inc.	12,400	1,958,456
Realty Income Corp.	50,350	3,193,700
Reinsurance Group of America, Inc.	20,575	2,923,502
Wells Fargo & Co.	54,450	2,248,240
Willis Towers Watson, PLC	8,803	2,153,038

		34,868,832

Health Services - 3.8%
HCA Healthcare, Inc.	7,850	1,883,686
Quest Diagnostics, Inc.	14,925	2,334,867

Name of Issuer	Quantity	Fair Value ($)
UnitedHealth Group, Inc.	7,725	4,095,640

		8,314,193

Health Technology - 13.2%
Abbott Laboratories	27,000	2,964,330
Agilent Technologies, Inc.	14,875	2,226,044
AstraZeneca, PLC, ADR	53,675	3,639,165
Bristol-Myers Squibb Co.	45,475	3,271,926
Gilead Sciences, Inc.	24,475	2,101,178
Johnson & Johnson	36,675	6,478,639
Medtronic, PLC	46,050	3,579,006
Pfizer, Inc.	47,425	2,430,057
Thermo Fisher Scientific, Inc.	3,900	2,147,691

		28,838,036

Industrial Services - 3.2%
Jacobs Solutions, Inc.	14,850	1,783,040
Waste Management, Inc.	13,750	2,157,100
Williams Cos., Inc.	93,250	3,067,925

		7,008,065

Process Industries - 2.5%
Air Products & Chemicals, Inc.	12,100	3,729,946
Nutrien, Ltd.	23,050	1,683,342

		5,413,288

Producer Manufacturing - 6.2%
Carlisle Cos, Inc.	9,300	2,191,545
Eaton Corp., PLC	17,425	2,734,854
General Dynamics Corp.	12,200	3,026,942
Northrop Grumman Corp.	3,790	2,067,862
Parker-Hannifin Corp.	5,850	1,702,350
Siemens AG, ADR	27,800	1,912,362

		13,635,915

Retail Trade - 4.1%
CVS Health Corp.	26,525	2,471,865
Home Depot, Inc.	7,035	2,222,075
Target Corp.	8,775	1,307,826
TJX Cos., Inc.	38,050	3,028,780

		9,030,546

Technology Services - 12.2%
Accenture, PLC	11,700	3,122,028
Alphabet, Inc. - Class A *	37,400	3,299,802
Genpact, Ltd.	54,175	2,509,386
Intuit, Inc.	5,725	2,228,284
Microsoft Corp.	48,400	11,607,288
Oracle Corp.	46,200	3,776,388

		26,543,176

Transportation - 2.1%
FedEx Corp.	8,176	1,416,083
Union Pacific Corp.	14,925	3,090,520

		4,506,603

Utilities - 5.3%
AES Corp.	51,975	1,494,801
Entergy Corp.	31,375	3,529,688
NextEra Energy, Inc.	41,375	3,458,950

See accompanying notes to financial statements.

12	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Xcel Energy, Inc.	45,075	3,160,208

		11,643,647

Total Common Stocks (cost: $183,184,671)		218,674,453

Short-Term Securities - 0.1%
Fidelity Inst. Money Mkt. Gvt. Fund, 4.06% (cost $308,949)	308,949	308,949

Total Investments in Securities - 100.3% (cost $183,493,620)		218,983,402

Other Assets and Liabilities, net - (0.3)%		(726,295)

Net Assets - 100.0%		$218,257,107

*	Non-income producing security.

ADR	— American Depositary Receipt

PLC	— Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of December 31, 2022 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Prices ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks**	218,674,453	—	—	218,674,453
Short-Term Securities	308,949	—	—	308,949
Total:	218,983,402	—	—	218,983,402

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

DECEMBER 31, 2022	13

Sit Global Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit Global Dividend Growth Fund is to provide current income that exceeds the dividend yield of the MSCI World Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks issued by U.S. and foreign companies. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

Fund Performance

The Sit Global Dividend Growth Class I shares provided a return of +2.38% during the 6-month period ended December 31, 2022, compared to the return of the MSCI World Index® of +2.97%. The Fund’s gross dividend yield (before deducting Fund expenses) was 2.15%, compared to a 2.21% dividend yield for the MSCI World Index®.

Factors that Influenced the Fund’s Performance

Contributing favorably to performance during the 6-month period were the Fund’s holdings in semiconductors & semiconductor equipment and insurance and its underweight in automobiles & components. Specific holdings in these groups that helped returns included Broadcom, Applied Materials, Munich Reinsurance, and Arthur J. Gallagher, while not owning Tesla and Intel also assisted performance. Conversely, the Fund’s overweight in software & services, underweight in energy, and stock selection in pharmaceuticals, biotechnology & life sciences, software & services, and energy detracted from performance. Owning At-lassian Corp. in software & services hurt returns. Also, the Fund did not own Exxon Mobil or Chevron in energy.

Geographically, the Fund’s underweight and stock selection in North America and, additionally, its overweight in the United Kingdom added value during the 6-month period. In North America, owning JPMorgan Chase and Honeywell, while not owning Tesla or Amazon.com helped performance. The Fund also benefited from owning Shell Plc in the United Kingdom. However, the Fund’s performance was hurt by stock selections in Asia/Pacific ex Japan and Non-Euroland, namely Atlas-sian, Singapore Technologies Engineering, and Lonza Group.

Outlook and Positioning

The sharp stock market correction in 2022 has reduced valuation multiples and largely discounts our base case of a mild recession this year. Even so, we expect the market to stay volatile in 2023, as investors shift their focus from inflation to corporate earnings, while economic weakness broadens and exerts substantial pressure on profitability. Accordingly, equity portfolios remain well-diversified, with a quality bias. Our core investment focus remains on selecting quality growth stocks at attractive valuations. Quality, as we define it, refers to companies that have visible earnings growth, solid balance sheets and free cash flow generation, and proven management teams. We favor dividend-paying growth stocks, which allow investors to participate in a market rebound, with somewhat less volatility. Valuation is the other critical component,

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the MSCI World Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index.

as we evaluate opportunities where price-to-earnings (PE) multiple compression has been excessive relative to earnings growth prospects. We believe three sectors stand out as having both near- and long-term appeal for growth investors: technology, healthcare, and energy.

In 2022, technology stocks experienced their weakest absolute performance since the 2008 global financial crisis and their poorest relative performance since the post-tech bubble decline of 2000. As a result, the sector trades at a more reasonable valuation in relation to underlying profitability, balance sheet strength, and longer-term growth prospects. We believe the healthcare sector offers a good balance of defensive characteristics, driven by positive demographic drivers and above-market earnings growth for 2023 and beyond. Finally, we continue to selectively add energy exposure, as structural supply-side constraints suggest an extended period of elevated, albeit volatile, energy prices.

Roger J. Sit         Raymond E. Sit

Kent L. Johnson

Portfolio Managers

14	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2022

	Sit Global Dividend Growth Fund
	Class I	Class S	MSCI World Index	[1]

Six Month	2.38%	2.28%	2.97%

One Year	-18.04	-18.26	-18.14

Five Year	6.11	5.84	6.14

Ten Year	7.81	7.54	8.85

Since Inception (9/30/08)	8.24	7.97	7.76

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 12/31/22:	$20.05	Per Share

Net Asset Value 6/30/22:	$19.77	Per Share

Net Assets:	$38.6	Million
Class S:
Net Asset Value 12/31/22:	$20.04	Per Share

Net Asset Value 6/30/22:	$19.74	Per Share

Net Assets:	$3.4	Million

Weighted Average Market Cap:	$372.4	Billion

TOP 10 HOLDINGS

  1.   Microsoft Corp.

  2.   Apple, Inc.

  3.   Johnson & Johnson

  4.   Shell, PLC, ADR

  5.   AstraZeneca, PLC, ADR

  6.   Broadcom, Inc.

  7.   JPMorgan Chase & Co.

  8.   Accenture, PLC

  9.   PepsiCo, Inc.

10.   UnitedHealth Group, Inc.

Based on net assets as of December 31, 2022.

SECTOR ALLOCATION

Based on net assets as of December 31, 2022.

DECEMBER 31, 2022	15

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2022

Sit Global Dividend Growth Fund

Investments are grouped by geographic region.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 97.3%

Asia - 6.0%

Australia - 3.2%
Atlassian Corp. *	3,525	453,597
BHP Group, Ltd. ADR	6,150	381,607
Macquarie Group, Ltd.	3,900	443,331
Woodside Energy Group, Ltd., ADR	2,222	53,795

		1,332,330

Japan - 1.9%
Astellas Pharma, Inc.	29,900	457,135
Recruit Holdings Co., Ltd.	10,800	343,733

		800,868

Singapore - 0.9%
Singapore Technologies Engineering, Ltd.	158,600	396,678

Europe - 34.0%

France - 0.6%
Safran SA, ADR	7,700	240,548

Germany - 5.3%
Allianz SE, ADR	35,000	750,750
Deutsche Post AG	4,050	152,517
Infineon Technologies AG	6,425	195,532
Muenchener Rueckversicherungs AG	1,500	488,125
Siemens AG	4,350	603,663
Siemens Energy AG	1,600	30,101

		2,220,688

Ireland - 5.5%
Accenture, PLC	3,675	980,637
Linde, PLC	1,475	481,115
Medtronic, PLC	6,200	481,864
Trane Technologies, PLC	2,175	365,596

		2,309,212

Spain - 1.7%
Iberdrola SA	60,400	706,681

Sweden - 0.8%
Telefonaktiebolaget LM Ericsson, ADR	57,600	336,384

Switzerland - 7.1%
Chubb, Ltd.	2,650	584,590
Logitech International SA	9,625	599,156
Lonza Group AG	950	465,522
Nestle SA	6,075	703,916
Partners Group Holding AG	725	640,437

		2,993,621

United Kingdom - 13.0%
AstraZeneca, PLC, ADR	15,400	1,044,120
BAE Systems, PLC	74,675	772,782
Compass Group, PLC	9,700	224,862
Diageo, PLC, ADR	4,225	752,853
Glencore, PLC, ADR	6,500	86,580
London Stock Exchange Group, PLC	6,875	593,111
Man Group, PLC	162,675	420,275
RELX, PLC	14,450	399,693

Name of Issuer	Quantity	Fair Value ($)

Shell, PLC, ADR	20,525	1,168,899

		5,463,175

North America - 57.3%

United States - 57.3%
Abbott Laboratories	7,400	812,446
AES Corp.	5,100	146,676
Alphabet, Inc. - Class A *	9,000	794,070
Apple, Inc.	19,200	2,494,656
Applied Materials, Inc.	8,175	796,081
Arthur J Gallagher & Co.	3,775	711,738
Bank of America Corp.	16,300	539,856
Broadcom, Inc.	1,825	1,020,412
Cheniere Energy, Inc.	1,325	198,697
Constellation Brands, Inc.	2,750	637,313
CVS Health Corp.	6,625	617,384
Equifax, Inc.	1,000	194,360
Euronet Worldwide, Inc. *	2,800	264,264
FedEx Corp.	1,950	337,740
Goldman Sachs Group, Inc.	1,400	480,732
Home Depot, Inc.	2,550	805,443
Honeywell International, Inc.	3,200	685,760
Johnson & Johnson	6,925	1,223,301
JPMorgan Chase & Co.	7,350	985,635
Lockheed Martin Corp.	1,565	761,357
McDonald’s Corp.	1,860	490,166
Microsoft Corp.	10,725	2,572,069
Mondelez International, Inc.	7,100	473,215
Otis Worldwide Corp.	3,875	303,451
PepsiCo, Inc.	4,875	880,718
Salesforce, Inc. *	725	96,128
Sherwin-Williams Co.	1,875	444,994
Starbucks Corp.	2,950	292,640
T Rowe Price Group, Inc.	2,450	267,197
Thermo Fisher Scientific, Inc.	1,175	647,061
Union Pacific Corp.	4,050	838,634
UnitedHealth Group, Inc.	1,625	861,542
Waste Management, Inc.	5,100	800,088
WEC Energy Group, Inc.	6,150	576,624

		24,052,448

Total Common Stocks (cost: $25,895,489)		40,852,633

Short-Term Securities - 2.6%
Fidelity Inst. Money Mkt. Gvt. Fund, 4.06% (cost $1,076,206)	1,076,206	1,076,206

Total Investments in Securities - 99.9% (cost $26,971,695)		41,928,839

Other Assets and Liabilities, net - 0.1%		60,390

Net Assets - 100.0%		$41,989,229

See accompanying notes to financial statements.

16	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

*	Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of December 31, 2022 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Prices ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Common Stocks
Australia	1,332,330	—	—	1,332,330
France	240,548	—	—	240,548
Germany	2,220,688	—	—	2,220,688
Ireland	2,309,212	—	—	2,309,212
Japan	800,868	—	—	800,868
Singapore	396,678	—	—	396,678
Spain	706,681	—	—	706,681
Sweden	336,384	—	—	336,384
Switzerland	2,993,621	—	—	2,993,621
United Kingdom	5,463,175	—	—	5,463,175
United States	24,052,448	—	—	24,052,448
Short-Term Securities	1,076,206	—	—	1,076,206
Total:	41,928,839	—	—	41,928,839

Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

DECEMBER 31, 2022	17

Sit Large Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.

Fund Performance

The Sit Large Cap Growth Fund’s return was -0.99% during the 6-month period ended December 31, 2022, compared to a -1.48% return for the Russell 1000® Growth Index. The S&P 500® Index return for the period was +2.31%.

Factors that Influenced the Fund’s Performance

The Fund outperformed its benchmark, the Russell 1000® Growth Index, over the time horizon. The largest contributor to performance over the 6-month period was the Fund’s stock selection and underweight position in the consumer durables sector, where the group drastically underperformed the market, as many companies here were negatively impacted by worsening consumer sentiment and higher interest rates. As for stock selection in the sector, both YETI Holdings and Activision Blizzard outperformed the sector, while not owning Tesla augmented returns. Another key factor in outperformance was an overweight position in the energy minerals sector, where stocks benefitted from increasing commodity prices. A key holding here was ConocoPhillips. Stock selection and an overweight position in health services also added to returns, as Covid-19’s infection rates subsided, giving rise to resumed growth in elective care procedures, and as lower inflation and stronger pricing boosted margins. This benefited holdings, such as HCA Health-care. The two largest detractors to performance were the Fund’s stock selection and overweight position in technology services and its stock selection and underweight position in health technology. Technology services holdings were negatively impacted by concerns over slowing growth, while health technology holdings, although they posted positive returns, did not keep pace with benchmark sector returns.

Outlook and Positioning

An emphasis on stock picking relative to executing large sector bets is core to our strategy, as we do not see a case for sectoral valuation dislocations currently. Despite its quality orientation, the technology sector has significantly lagged the overall market, as “risk-off” market sentiment and slowing growth in key subsectors led to a massive re-rating. A sizable contraction in price-to-earnings (PE) multiples largely drove the 2022 weakness. As a result, the sector trades at a more reasonable valuation relative to underlying profitability, balance sheet strength, and longer-term growth prospects. While it may be too early to aggressively add to the sector, as earnings revisions will likely stay negative in the short term, long-term growth prospects remain promising. The sector’s

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 1000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

growth drivers are secular and multifaceted, including cloud computing, artificial intelligence, cybersecurity, data analytics, automation, and the simple fact that electronic content (i.e., chips) is increasing in virtually all devices and equipment. Furthermore, we expect the slowdown in the economy, coupled with shortages of workers in many sectors, will drive corporations toward productivity solutions, including automation, digital transformation (to streamline workflows), and cloud computing (to reduce hardware and labor costs). Although consumer spending remained resilient throughout the second half of 2022, leading indicators, such as the savings rate, are signaling that discretionary consumer spending is set to slow into 2023, and it will be a difficult year for retailers and service providers in this space. Accordingly, the Fund continues to underweight retail.

Roger J. Sit

Ronald D. Sit

Portfolio Managers

18	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2022

	Sit Large Cap Growth Fund	Russell 1000® Growth Index[1]	Russell 1000® Index[2]
Six Month	-0.99%	-1.48%	2.30%
One Year	-28.18	-29.14	-19.13
Five Year	9.74	10.96	9.13
Ten Year	12.26	14.10	12.37
Since Inception [3]	10.15	11.33	11.58
(9/2/82)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell 1000® Index is an unmanaged index that measures the performance of approximately 1,000 of the largest U.S. companies by market capitalization.

3 On 6/6/93, the Fund’s investment objective changed to allow for a portfolio of 100% stocks. Prior to that time, the portfolio was required to contain no more than 80% stocks.

PORTFOLIO SUMMARY

Net Asset Value 12/31/22:	$46.07 Per Share
Net Asset Value 6/30/22:	$48.29 Per Share
Net Assets:	$132.1 Million
Weighted Average Market Cap:	$621.2 Billion

TOP HOLDINGS

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Alphabet, Inc.

4.	UnitedHealth Group, Inc.

5.	Amazon.com, Inc.

6.	Broadcom, Inc.

7.	NVIDIA Corp.

8.	Applied Materials, Inc.

9.	ConocoPhillips

10.	Thermo Fisher Scientific, Inc.

Based on net assets as of December 31, 2022.

SECTOR ALLOCATION

Based on net assets as of December 31, 2022.

DECEMBER 31, 2022	19

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2022

Sit Large Cap Growth Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 99.1%

Commercial Services - 0.7%
Equifax, Inc.	4,400	855,184

Communications - 1.1%
American Tower Corp.	6,950	1,472,427

Consumer Durables - 1.2%
Activision Blizzard, Inc.	8,250	631,537
YETI Holdings, Inc. *	23,950	989,375

		1,620,912

Consumer Non-Durables - 5.5%
Constellation Brands, Inc.	7,425	1,720,744
Estee Lauder Cos., Inc. - Class A	7,600	1,885,636
Mondelez International, Inc.	12,850	856,453
NIKE, Inc.	9,050	1,058,940
PepsiCo, Inc.	10,000	1,806,600

		7,328,373

Consumer Services - 3.5%
McDonald’s Corp.	6,650	1,752,475
Visa, Inc.	13,650	2,835,924

		4,588,399

Electronic Technology - 21.0%
Apple, Inc.	123,875	16,095,079
Applied Materials, Inc.	30,000	2,921,400
Broadcom, Inc.	7,800	4,361,214
NVIDIA Corp.	22,700	3,317,378
Palo Alto Networks, Inc. *	2,400	334,896
QUALCOMM, Inc.	6,325	695,370

		27,725,337

Energy Minerals - 2.5%
Chevron Corp.	2,100	376,929
ConocoPhillips	24,600	2,902,800

		3,279,729

Finance - 2.7%
Chubb, Ltd.	5,050	1,114,030
Goldman Sachs Group, Inc.	5,150	1,768,407
JPMorgan Chase & Co.	4,900	657,090

		3,539,527

Health Services - 6.1%
Centene Corp. *	16,425	1,347,014
HCA Healthcare, Inc.	5,850	1,403,766
UnitedHealth Group, Inc.	10,125	5,368,073

		8,118,853

Health Technology - 7.6%
Abbott Laboratories	15,500	1,701,745
Dexcom, Inc. *	22,000	2,491,280
Johnson & Johnson	9,400	1,660,510
Medtronic, PLC	15,825	1,229,919
Thermo Fisher Scientific, Inc.	5,250	2,891,122

		9,974,576

Industrial Services - 1.6%
Cheniere Energy, Inc.	13,675	2,050,703

Name of Issuer	Quantity	Fair Value ($)

Process Industries - 2.2%
Darling Ingredients, Inc. *	13,700	857,483
Linde, PLC	2,650	864,377
Sherwin-Williams Co.	5,225	1,240,049

		2,961,909

Producer Manufacturing - 5.3%
Aptiv, PLC *	7,275	677,521
Honeywell International, Inc.	8,425	1,805,477
Northrop Grumman Corp.	3,475	1,895,995
Parker-Hannifin Corp.	3,950	1,149,450
Siemens AG, ADR	21,675	1,491,023

		7,019,466

Retail Trade - 8.2%
Amazon.com, Inc. *	63,000	5,292,000
Home Depot, Inc.	8,425	2,661,121
Lululemon Athletica, Inc. *	4,425	1,417,681
TJX Cos., Inc.	18,075	1,438,770

		10,809,572

Technology Services - 26.7%
Accenture, PLC	10,200	2,721,768
Adobe, Inc. *	6,250	2,103,313
Alphabet, Inc. - Class A *	12,500	1,102,875
Alphabet, Inc. - Class C *	73,500	6,521,655
Atlassian Corp. *	7,675	987,619
Autodesk, Inc. *	7,700	1,438,899
EPAM Systems, Inc. *	725	237,611
Intuit, Inc.	5,200	2,023,944
Microsoft Corp.	57,600	13,813,632
Paycom Software, Inc. *	2,500	775,775
salesforce.com, Inc. *	15,225	2,018,683
ServiceNow, Inc. *	2,275	883,314
Splunk, Inc. *	8,100	697,329

		35,326,417

Transportation - 2.4%
FedEx Corp.	7,575	1,311,990
Union Pacific Corp.	9,200	1,905,044

		3,217,034

Utilities - 0.8%
NextEra Energy, Inc.	13,100	1,095,160

Total Common Stocks (cost: $59,658,961)		130,983,578

Short-Term Securities - 0.9%
Fidelity Inst. Money Mkt. Gvt. Fund, 4.06% (cost $1,202,961)	1,202,961	1,202,961

Total Investments in Securities - 100.0% (cost $60,861,922)		132,186,539

Other Assets and Liabilities, net - (0.0)%		(58,692)

Net Assets - 100.0%		$132,127,847

*	Non-income producing security.

See accompanying notes to financial statements.

20	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

ADR — American Depositary Receipt

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of December 31, 2022 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Prices ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Common Stocks**	130,983,578	—	—	130,983,578
Short-Term Securities	1,202,961	—	—	1,202,961
Total:	132,186,539	—	—	132,186,539

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

DECEMBER 31, 2022	21

Sit ESG Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit ESG Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in companies that the Adviser believes have strong environmental, social and corporate governance (ESG) practices at the time of purchase. The Fund invests in common stocks of U.S. and foreign companies, primarily of large to medium capitalizations (companies with market capitalization in excess of $2 billion).

Fund Performance

The Sit ESG Growth Fund Class I shares provided a return of +2.69% during the 6-month period ended December 31, 2022, compared to the return of the MSCI World Index® of +2.97%.

Factors that Influenced the Fund’s Performance

Contributing favorably to performance during the 6-month period were the Fund’s holdings in retailing and utilities, and its underweight in automobiles & components. Specific holdings in these groups that helped returns included TJX Cos., Home Depot, AES Corp., and Iberdrola SA Sponsored ADR, while not owning Amazon.com and Tesla also enhanced performance. Conversely, the Fund’s overweight and stock selection in software & services, its underweight in energy, and its stock selection in consumer durables & apparel detracted from performance. Owning Alphabet Class A, Salesforce, and Microsoft in software & services and Adidas AG Sponsored ADR in consumer durables & apparel, while not owning Exxon Mobil or Chevron in energy, hurt returns.

Geographically, the Fund’s underweight and stock selection in North America added value during the 6-month period. Specific holdings that helped performance included DexCom, Trane Technologies plc, TJX Cos., and Goldman Sachs Group. Also, not owning Amazon.com and Meta Platforms Class A aided returns. However, the Fund’s performance was hurt by stock selection in Non-Euroland and Japan, and by both stock selection and an underweight in Asia/Pacific ex Japan. Specific names that detracted from returns included Lonza Group AG, Terumo Corp., and Singapore Technologies Engineering.

Outlook and Positioning

The sharp stock market correction in 2022 has reduced valuation multiples and largely discounts our base case of a mild recession this year. Even so, we expect the market to stay volatile in 2023, as investors shift their focus from inflation to corporate earnings, while economic weakness broadens and exerts substantial pressure on profitability. Accordingly, equity portfolios remain well-diversified, with a quality bias. Our core investment focus remains on selecting quality growth stocks at attractive valuations. Quality, as we define it, refers to companies that have visible earnings growth, solid balance sheets and free cash flow generation, and proven management teams. Valuation is the other critical component, as we evaluate opportunities where price-to-earnings (PE) multiple compression has been excessive relative to earnings growth prospects. While portfolios continue to hold a combination of cyclical and non-cyclical companies, we plan to pivot to a pro-cyclical stance as the expected economic slowdown becomes fully embedded

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the MSCI World Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

in valuations. We believe three sectors stand out as having both near- and long-term appeal for growth investors: technology, healthcare, and energy. In 2022, technology stocks experienced their weakest absolute performance since the 2008 global financial crisis and their poorest relative performance since the post-tech bubble decline of 2000. As a result, the sector trades at a more reasonable valuation relative to underlying profitability, balance sheet strength, and longer-term growth prospects. We believe the healthcare sector offers a good balance of defensive characteristics, driven by positive demographic drivers and above-market earnings growth for 2023 and beyond. Finally, we also continue to selectively add energy exposure, as structural supply-side constraints suggest an extended period of elevated, albeit volatile, energy prices.

Roger J. Sit

David A. Brown

Kent L. Johnson

Michael T. Manns

Portfolio Managers

22	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2022

	Sit ESG Growth Fund
	Class I	Class S	MSCI World Index[1]
Six Month	2.69%	2.58%	2.97%
One Year	-21.00	-21.24	-18.14
Five Year	5.16	4.87	6.14
Since Inception	7.73	7.45	9.09
(6/30/16)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 12/31/22:	$14.79	Per Share
Net Asset Value 6/30/22:	$14.87	Per Share
Net Assets:	$3.8	Million
Class S:
Net Asset Value 12/31/22:	$14.66	Per Share
Net Asset Value 6/30/22:	$14.74	Per Share
Net Assets:	$3.8	Million

Weighted Average Market Cap:	$389.6	Billion

TOP HOLDINGS

1.	Microsoft Corp.

2.	Apple, Inc.

3.	UnitedHealth Group, Inc.

4.	Home Depot, Inc.

5.	Alphabet, Inc. - Class A

6.	Johnson & Johnson

7.	Goldman Sachs Group, Inc.

8.	AstraZeneca, PLC, ADR

9.	Iberdrola SA, ADR

10.	Allianz SE, ADR

Based on net assets as of December 31, 2022.

SECTOR ALLOCATION

Based on net assets as of December 31, 2022.

DECEMBER 31, 2022	23

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2022

Sit ESG Growth Fund

Investments are grouped by geographic region.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 97.4%

Asia - 7.6%

Japan - 6.6%
Astellas Pharma, Inc.	6,400	97,848
Keyence Corp.	200	78,360
Recruit Holdings Co., Ltd.	3,100	98,665
Sony Group Corp., ADR	1,925	146,839
Terumo Corp.	2,600	74,212

		495,924

Singapore - 1.0%
Singapore Technologies Engineering, Ltd.	31,200	78,035

Europe - 38.0%

France - 1.6%
Faurecia SE *	2,358	35,666
Safran SA, ADR	2,750	85,910

		121,576

Germany - 6.5%
Allianz SE, ADR	8,800	188,760
Deutsche Post AG	1,550	58,370
Infineon Technologies AG	1,225	37,280
Muenchener Rueckversicherungs AG	275	89,490
Siemens AG, ADR	1,775	122,102

		496,002

Ireland - 5.8%
Accenture, PLC	575	153,433
CRH, PLC, ADR	1,200	47,748
Medtronic, PLC	1,225	95,207
Trane Technologies, PLC	875	147,079

		443,467

Netherlands - 0.5%
ASML Holding NV	65	35,516

Spain - 2.5%
Iberdrola SA, ADR	4,050	189,378

Sweden - 0.9%
Telefonaktiebolaget LM Ericsson, ADR	11,175	65,262

Switzerland - 6.5%
Chubb, Ltd.	250	55,150
Logitech International SA	1,550	96,488
Lonza Group AG	185	90,654
Nestle SA, ADR	1,200	138,408
Novartis AG, ADR	1,200	108,864

		489,564

United Kingdom - 13.7%
AstraZeneca, PLC, ADR	2,950	200,010
BAE Systems, PLC, ADR	3,500	147,507
Coca-Cola Europacific Partners, PLC	2,100	116,172
Compass Group, PLC	1,800	41,727
Diageo, PLC, ADR	785	139,879
Entain, PLC	4,300	68,698
Man Group, PLC	44,850	115,871
RELX, PLC, ADR	4,700	130,284

Name of Issuer	Quantity	Fair Value ($)

Smith & Nephew, PLC	5,550	74,444

		1,034,592

North America - 51.8%

United States - 51.8%
Adobe, Inc. *	450	151,439
AES Corp.	3,025	86,999
Alphabet, Inc. - Class A *	2,500	220,575
Apple, Inc.	3,600	467,748
Broadcom, Inc.	75	41,935
Cheniere Energy, Inc.	490	73,480
CVS Health Corp.	1,550	144,445
Dexcom, Inc. *	1,080	122,299
Ecolab, Inc.	325	47,307
FedEx Corp.	375	64,950
Goldman Sachs Group, Inc.	600	206,028
Home Depot, Inc.	745	235,316
Johnson & Johnson	1,175	207,564
JPMorgan Chase & Co.	1,075	144,157
Lockheed Martin Corp.	185	90,001
Microsoft Corp.	2,000	479,640
NIKE, Inc.	850	99,458
NVIDIA Corp.	1,000	146,140
PepsiCo, Inc.	875	158,077
salesforce.com, Inc. *	850	112,702
Starbucks Corp.	1,000	99,200
T Rowe Price Group, Inc.	475	51,803
TJX Cos., Inc.	1,380	109,848
UnitedHealth Group, Inc.	500	265,090
Visa, Inc.	475	98,686

		3,924,887

Total Common Stocks (cost: $5,256,105)		7,374,203

Short-Term Securities - 2.5%
Fidelity Inst. Money Mkt. Gvt. Fund, 4.06% (cost $190,166)	190,166	190,166

Total Investments in Securities - 99.9% (cost $5,446,271)		7,564,369

Other Assets and Liabilities, net -0.1%		8,267

Net Assets - 100.0%		$7,572,636

*	Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.

24	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

A summary of the levels for the Fund’s investments as of December 31, 2022 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Prices ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
France	121,576	—	—	121,576
Germany	496,002	—	—	496,002
Ireland	443,467	—	—	443,467
Japan	495,924	—	—	495,924
Netherlands	35,516	—	—	35,516
Singapore	78,035	—	—	78,035
Spain	189,378	—	—	189,378
Sweden	65,262	—	—	65,262
Switzerland	489,564	—	—	489,564
United Kingdom	1,034,592	—	—	1,034,592
United States	3,924,887	—	—	3,924,887
Short-Term Securities	190,166	—	—	190,166
Total:	7,564,369	—	—	7,564,369

Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

DECEMBER 31, 2022	25

Sit Mid Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in common stocks that, at the time of purchase, have market capitalizations that fall within the range of companies included in the Russell Midcap® Growth Index during the most recent 12-month period. The Russell Midcap® Growth Index ranged from approximately $406 million to $74 billion during the 12-month period ended December 31, 2022.

Fund Performance

The Sit Mid Cap Growth Fund’s return during the 6-month period ended December 31, 2022 was +7.90%, compared to a +6.20% return for the Russell Midcap® Growth Index. The Russell Midcap® Index increased +5.43% during the period.

Factors that Influenced the Fund’s Performance

The Fund outperformed its benchmark during the latest 6-month period by +1.70%, as both stock selection and sector allocation were broadly positive across the portfolio. The health technology sector was a key source of outperformance in the Fund. An overweight position combined with owning equities that benefitted from the subsiding of the Covid-19 pandemic and had strong pricing power, such as DexCom and Sarepta Therapeutics, benefited healthcare performance. Stock selection within the technology services sector also helped returns, due to ownership of SAIC and PTC, while avoiding more speculative names within the benchmark augmented returns. Likewise, stock selection within the producer manufacturing sector contributed to performance, as Hubble, AGCO, and AMETEK benefited from strong pricing power and strength in the industrial and farm economies. In addition, the Fund benefitted from being underweight the retail trade sector, where many equities underperformed due to concerns over declining consumer sentiment; however, selective holdings of companies that offer the consumer a strong value proposition, such as TJX Cos., added to performance. Performance was negatively affected by the Fund’s stock selection in electronic technology, non-energy minerals, and industrial services. In electronic technology, valuations of higher priced stocks declined as investors began to price in higher interest rates. Also, semiconductor stocks, such as Marvell Technology, fell as demand for chips weakened, while supplies remained high. In non-energy minerals, Trex underper-formed due to its exposure to household spending. Jacobs Solutions lagged in industrial services because of external factors, such as global geopolitical tensions and trade wars, and concerns about the company’s ability to sustain its growth long-term.

Outlook and Positioning

After a difficult year for markets, investors are increasingly pessimistic about prospects for 2023, as the Federal Reserve looks set to continue raising interest rates, even as leading indicators, such as purchasing managers’ indexes (PMIs), continue to worsen. Accordingly, our investment focus remains on high quality companies with exposure to long-

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell Midcap® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

term, secular growth trends at discounted valuations – such as exceptional companies in the technology sector. We believe the healthcare sector offers a good balance of defensive characteristics, driven by positive demographic drivers and above-market earnings growth for 2023 and beyond. However, despite these positive fundamentals, the sector trades at a significant discount to the slower-growing, similarly-defensive consumer staples and utilities sectors. As we begin 2023, the factors that negatively impacted earnings growth, including supply chain issues, a high Covid-19 prevalence, and a strong U.S. dollar, have reversed. Moreover, industry sentiment has improved with the rollback of biopharmaceutical product pricing risk afforded by the passage of the Inflation Reduction Act, strong 2023 Medicare Advantage enrollment benefiting the managed care industry, and a robust pipeline of new product launches supporting the medical device industry.

Roger J. Sit

Kent L. Johnson

Robert W. Sit

Portfolio Managers

26	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2022

	Sit Mid Cap Growth Fund	Russell Midcap® Growth Index[1]	Russell Midcap® Index[2]
Six Month	7.90%	6.20%	5.43%
One Year	-24.03	-26.72	-17.32
Five Year	7.23	7.64	7.10
Ten Year	9.17	11.41	10.96
Since Inception	10.99	n/a	n/a
(9/2/82)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell Midcap® Index is an unmanaged index that measures the performance of approximately 800 of the smallest companies in the Russell 1000® Index.

PORTFOLIO SUMMARY

Net Asset Value 12/31/22:	$17.76 Per Share
Net Asset Value 6/30/22:	$16.96 Per Share
Net Assets:	$170.1 Million
Weighted Average Market Cap:	$34.2 Billion

TOP 10 HOLDINGS

1.	Arista Networks, Inc.
2.	Dexcom, Inc.
3.	Broadcom, Inc.
4.	PTC, Inc.
5.	Ulta Beauty, Inc.
6.	Thermo Fisher Scientific, Inc.
7.	TJX Cos., Inc.
8.	Waste Connections, Inc.
9.	Nexstar Media Group, Inc.
10.	Arthur J Gallagher & Co.

Based on net assets as of December 31, 2022.

SECTOR ALLOCATION

Based on net assets as of December 31, 2022.

DECEMBER 31, 2022	27

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2022

Sit Mid Cap Growth Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 98.6%

Commercial Services - 3.0%
ASGN, Inc. *	13,525	1,102,017
Booz Allen Hamilton Holding Corp.	29,450	3,078,114
Equifax, Inc.	4,300	835,748

		5,015,879
Consumer Durables - 1.3%
Take-Two Interactive Software, Inc. *	4,892	509,404
YETI Holdings, Inc. *	42,000	1,735,020

		2,244,424

Consumer Non-Durables - 1.3%
Coca-Cola Europacific Partners, PLC	40,700	2,251,524

Consumer Services - 3.2%
Nexstar Media Group, Inc.	20,650	3,614,370
Vail Resorts, Inc.	7,700	1,835,295

		5,449,665
Electronic Technology - 12.4%
Applied Materials, Inc.	28,275	2,753,419
Arista Networks, Inc. *	44,850	5,442,548
Broadcom, Inc.	9,100	5,088,083
Ciena Corp. *	16,525	842,444
Marvell Technology, Inc.	47,850	1,772,364
MKS Instruments, Inc.	15,100	1,279,423
Monolithic Power Systems, Inc.	5,400	1,909,494
Skyworks Solutions, Inc.	21,400	1,950,182

		21,037,957
Energy Minerals - 3.2%
Northern Oil & Gas, Inc.	73,100	2,252,942
Oasis Petroleum, Inc.	18,850	2,578,869
Texas Pacific Land Corp.	240	562,615

		5,394,426
Finance - 9.5%
Air Lease Corp.	32,900	1,264,018
American Financial Group, Inc.	7,325	1,005,576
Ameriprise Financial, Inc.	10,000	3,113,700
Arthur J Gallagher & Co.	18,900	3,563,406
Carlyle Group, Inc.	85,700	2,557,288
First Republic Bank	16,550	2,017,279
Intercontinental Exchange, Inc.	25,300	2,595,527

		16,116,794
Health Services - 4.0%
Encompass Health Corp.	47,600	2,846,956
Molina Healthcare, Inc. *	4,475	1,477,734
Tenet Healthcare Corp. *	50,950	2,485,851

		6,810,541
Health Technology - 16.6%
Align Technology, Inc. *	6,025	1,270,672
BioMarin Pharmaceutical, Inc. *	23,500	2,432,015
Bio-Techne Corp.	25,600	2,121,728
Cooper Cos, Inc.	4,250	1,405,347
Dexcom, Inc. *	48,040	5,440,050
Exact Sciences Corp. *	29,650	1,467,972
Inmode, Ltd. *	55,400	1,977,780
Insulet Corp. *	11,800	3,473,802

Name of Issuer	Quantity	Fair Value ($)

Jazz Pharmaceuticals, PLC *	5,700	908,067
PerkinElmer, Inc.	6,700	939,474
Sarepta Therapeutics, Inc. *	18,275	2,368,075
Thermo Fisher Scientific, Inc.	8,100	4,460,589

		28,265,571
Industrial Services - 6.0%
Cheniere Energy, Inc.	20,000	2,999,200
Jacobs Solutions, Inc.	27,800	3,337,946
Waste Connections, Inc.	29,400	3,897,264

		10,234,410
Non-Energy Minerals - 1.0%
Trex Co., Inc. *	38,625	1,634,996

Process Industries - 1.3%
Darling Ingredients, Inc. *	36,450	2,281,406

Producer Manufacturing - 8.1%
AGCO Corp.	12,700	1,761,363
AMETEK, Inc.	14,675	2,050,391
Aptiv, PLC *	8,800	819,544
Carlisle Cos., Inc.	11,975	2,821,909
Donaldson Co., Inc.	22,950	1,351,066
Dover Corp.	21,875	2,962,094
Hubbell, Inc.	8,850	2,076,918

		13,843,285
Retail Trade - 6.5%
Lululemon Athletica, Inc. *	6,300	2,018,394
TJX Cos., Inc.	55,175	4,391,930
Ulta Beauty, Inc. *	9,700	4,549,979

		10,960,303
Technology Services - 19.2%
Altair Engineering, Inc. *	24,800	1,127,656
ANSYS, Inc. *	10,750	2,597,092
Aspen Technology, Inc. *	8,358	1,716,733
Atlassian Corp. *	16,950	2,181,126
Autodesk, Inc. *	14,800	2,765,676
Booking Holdings, Inc. *	450	906,876
Dynatrace, Inc. *	65,375	2,503,863
EPAM Systems, Inc. *	3,000	983,220
Euronet Worldwide, Inc. *	16,075	1,517,158
Globant SA *	6,975	1,172,916
GoDaddy, Inc. *	27,075	2,025,752
HubSpot, Inc. *	7,650	2,211,844
Paycom Software, Inc. *	7,600	2,358,356
PTC, Inc. *	39,600	4,753,584
Science Applications International Corp.	18,150	2,013,380
Splunk, Inc. *	20,900	1,799,281

		32,634,513
Transportation - 1.3%
Alaska Air Group, Inc. *	17,300	742,862
Knight-Swift Transportation Holdings, Inc.	28,500	1,493,685

		2,236,547

See accompanying notes to financial statements.

28	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Utilities - 0.7%
WEC Energy Group, Inc.	12,800	1,200,128

Total Common Stocks (cost: $94,833,208)		167,612,369

Short-Term Securities - 1.5%
Fidelity Inst. Money Mkt. Gvt. Fund, 4.06% (cost $2,601,720)	2,601,720	2,601,720

Total Investments in Securities - 100.1% (cost $97,434,928)		170,214,089

Other Assets and Liabilities, net - (0.1)%		(143,958)

Net Assets - 100.0%		$170,070,131

*	Non-income producing security.

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of December 31, 2022 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Prices ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Common Stocks**	167,612,369	—	—	167,612,369
Short-Term Securities	2,601,720	—	—	2,601,720
Total:	170,214,089	—	—	170,214,089

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

DECEMBER 31, 2022	29

Sit Small Cap Dividend Growth Fund Class I and Class S

OBJECTIVE & STRATEGY

The objectives of the Sit Small Cap Dividend Growth Fund is to provide current income that exceeds the Fund’s benchmark index and that grows over a period of years. Secondarily the Fund seeks long-term capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in small cap dividend-paying common stocks that have market capitalizations at the time of purchase of up to $3.0 billion, or up to the market capitalization of the largest company included in the Russell 2000® Index measured at the end of the previous twelve months ($25.5 billion as of June 30, 2022). The Fund may invest the balance of its assets in preferred stocks, convertible bonds, U.S Treasury securities (including Treasury bills, notes and bonds), closed-end investment companies, and master limited partnerships.

Fund Performance

The Sit Small Cap Dividend Growth Fund Class I posted a +6.19% return during the 6-month period ended December 31, 2022, compared to the +3.91% return for the Russell 2000® Index. The Fund’s gross dividend yield (before deducting Fund expenses) was 2.06% as of 12/31/22, compared to a yield of 1.48% for the Russell 2000® Index.

Factors that Influenced the Fund’s Performance

During the 6-month period ending December 31, 2022, the Fund posted strong absolute and relative returns, outperforming the benchmark Russell 2000® Index by +2.28%. The Fund’s stock selection and slight overweight position in the producer manufacturing sector contributed to outperformance. Holdings, such as Hubbell, AGCO, and Belden, outperformed, due to the resilient industrial and farm economies, combined with value-added products that allowed for pricing power in an inflationary environment. Stock selection within the finance sector was another key to strong performance during the period. Here, the fund benefitted from holdings levered to the industrial economy with strong pricing power (H&E Equipment Services) and more defensive holdings within the life insurance and property and casualty insurance industries that have significantly lower credit risk than regional banks. The Fund’s focus on stable, cash flow positive, dividend-paying companies led it underweight the largely non-dividend-paying technology services sector, which benefited returns. Technology services was the second worst-performing sector during the period, as rising interest rates weighed on richly valued equities within the group. Two areas that detracted from performance were stock selection in the electronic technology and consumer durables sectors. Performance in electronic technology was adversely affected by macroeconomic pressures, while consumer durables holdings were weighed down by declining consumer sentiment and higher interest rates.

Outlook and Positioning

Given a volatile macro backdrop and continued interest rate increases, we believe dividend-paying companies will remain attractive, based on our expectation for continued market volatility and economic growth concerns. While the current yield of the Fund is already well above benchmark yields, we anticipate another year of solid dividend growth in 2023. Within the dividend-paying universe, energy and defensive sectors, such as utilities, consumer staples, and property and casualty

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Russell 2000® Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization. It is not possible to invest directly in an index. This is the Fund’s primary index.

insurance, led the outperformance over the past year. We believe many of these sectors should continue to fare well in the first half of 2023, given less exposure to economic weakness due to their “sticky” business models. In particular, energy looks attractive, as valuations have compressed, and companies should be able to maintain high margins due to elevated energy prices, supported by continued supply-side constraints. Cash generation will continue to be returned to shareholders in the form of dividends and share repurchases. We also believe there are attractive long-term opportunities in areas overlooked by investors over the past year, especially in healthcare companies with defensive business models and attractive valuations. We also prefer producer manufacturing companies levered to secular trends, such as electrification, which should benefit from an increase in government spending.

Roger J. Sit	Michael T. Manns
Kent L. Johnson	Robert W. Sit
Portfolio Managers

30	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2022

	Sit Small Cap Dividend Growth Fund
			Russell 2000®
	Class I	Class S	Index[1]
Six Month	6.19%	5.99%	3.91%
One Year	-17.07	-17.35	-20.44
Five Year	4.65	4.37	4.13
Since Inception	6.32	6.05	5.90
(3/31/15)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization. It is not possible to directly invest in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 12/31/22:	$13.11	Per Share
Net Asset Value 6/30/22:	$12.85	Per Share
Net Assets:	$14.8	Million
Class S:
Net Asset Value 12/31/22:	$13.10	Per Share
Net Asset Value 6/30/22:	$12.84	Per Share
Net Assets:	$4.7	Million

Weighted Average Market Cap:	$5.7	Billion

TOP 10 HOLDINGS

1.	KBR, Inc.
2.	Monolithic Power Systems, Inc.
3.	Olin Corp.
4.	Northern Oil & Gas, Inc.
5.	Nexstar Media Group, Inc.
6.	Oasis Petroleum, Inc.
7.	Old National Bancorp
8.	Halozyme Therapeutics, Inc.
9.	Stifel Financial Corp.
10.	TFI International, Inc.

Based on net assets as of December 31, 2022.

SECTOR ALLOCATION

Based on net assets as of December 31, 2022.

DECEMBER 31, 2022	31

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2022

Sit Small Cap Dividend Growth Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 97.4%

Commercial Services - 5.1%
Booz Allen Hamilton Holding Corp.	3,200	334,464
Brink’s Co.	1,825	98,021
Colliers International Group, Inc.	2,050	188,682
FTI Consulting, Inc. *	850	134,980
World Fuel Services Corp.	8,675	237,087

		993,234
Consumer Durables - 2.4%
MDC Holdings, Inc.	4,050	127,980
National Presto Industries, Inc.	750	51,345
Thor Industries, Inc.	2,300	173,627
YETI Holdings, Inc. *	2,700	111,537

		464,489
Consumer Non-Durables - 1.7%
Crocs, Inc. *	1,375	149,091
Sensient Technologies Corp.	2,450	178,654

		327,745
Consumer Services - 2.9%
Nexstar Media Group, Inc.	2,250	393,818
Vail Resorts, Inc.	700	166,845

		560,663
Electronic Technology - 5.6%
Coherent Corp. *	2,450	85,995
Entegris, Inc.	991	64,999
MKS Instruments, Inc.	3,275	277,491
Monolithic Power Systems, Inc.	1,200	424,332
Power Integrations, Inc.	3,400	243,848

		1,096,665
Energy Minerals - 4.0%
Northern Oil & Gas, Inc.	13,075	402,972
Oasis Petroleum, Inc.	2,810	384,436

		787,408
Finance - 28.2%
Air Lease Corp.	4,225	162,324
American Financial Group, Inc.	1,875	257,400
Artisan Partners Asset Management, Inc.	6,300	187,110
Associated Banc-Corp.	10,100	233,209
Axis Capital Holdings, Ltd.	6,300	341,271
Broadstone Net Lease, Inc.	11,800	191,278
Cadence Bank	9,450	233,037
Carlyle Group, Inc.	8,075	240,958
CNO Financial Group, Inc.	14,000	319,900
CubeSmart	5,250	211,312
Essential Properties Realty Trust, Inc.	10,050	235,873
Evercore Partners, Inc.	1,900	207,252
H&E Equipment Services, Inc.	6,750	306,450
Hannon Armstrong Sust. Inf. Cap., Inc.	4,825	139,829
Hanover Insurance Group, Inc.	1,275	172,291
Hercules Capital, Inc.	7,725	102,125
Horace Mann Educators Corp.	3,625	135,466
Old National Bancorp	20,675	371,737
Physicians Realty Trust	11,250	162,787
Piper Sandler Cos	1,450	188,776
PotlatchDeltic Corp.	2,810	123,612

Name of Issuer	Quantity	Fair Value ($)

Provident Financial Services, Inc.	12,400	264,864
Stifel Financial Corp.	6,000	350,220
STORE Capital Corp.	6,225	199,573
Western Alliance Bancorp	2,775	165,279

		5,503,933
Health Services - 4.1%
Addus HomeCare Corp. *	2,450	243,750
Encompass Health Corp.	4,200	251,202
Tenet Healthcare Corp. *	6,400	312,256

		807,208
Health Technology - 7.5%
AtriCure, Inc. *	5,500	244,090
Atrion Corp.	250	139,862
Bio-Techne Corp.	1,300	107,744
Halozyme Therapeutics, Inc. *	6,175	351,358
Inmode, Ltd. *	6,250	223,125
Seres Therapeutics, Inc. *	31,400	175,840
STERIS, PLC	975	180,073
Twist Bioscience Corp. *	1,425	33,929

		1,456,021
Industrial Services - 5.1%
EMCOR Group, Inc.	2,075	307,328
KBR, Inc.	10,775	568,920
MYR Group, Inc. *	1,400	128,898

		1,005,146
Non-Energy Minerals - 3.1%
AZEK Co., Inc. *	5,700	115,824
Commercial Metals Co.	3,950	190,785
Eagle Materials, Inc.	1,575	209,239
MP Materials Corp. *	3,575	86,801

		602,649
Process Industries - 6.1%
Avient Corp.	2,125	71,740
Cabot Corp.	700	46,788
Huntsman Corp.	4,650	127,782
Mativ Holdings, Inc.	3,428	71,645
Olin Corp.	7,625	403,668
Scotts Miracle-Gro Co.	1,300	63,167
Silgan Holdings, Inc.	5,800	300,672
Stepan Co.	950	101,137

		1,186,599
Producer Manufacturing - 10.8%
AGCO Corp.	1,350	187,231
AZZ, Inc.	3,650	146,730
Belden, Inc.	3,175	228,283
Carlisle Cos, Inc.	1,175	276,889
Crane Holdings Co.	3,275	328,974
Donaldson Co., Inc.	2,675	157,477
EnPro Industries, Inc.	2,050	222,815
Hubbell, Inc.	1,025	240,547
Lincoln Electric Holdings, Inc.	1,325	191,449
Regal Rexnord Corp.	1,042	125,019

		2,105,414
Retail Trade - 2.4%
Boot Barn Holdings, Inc. *	3,700	231,324

See accompanying notes to financial statements.

32	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Casey’s General Stores, Inc.	1,025	229,959

		461,283

Technology Services - 2.5%
Altair Engineering, Inc. *	800	36,376
Globant SA *	1,625	273,260
nCino, Inc. *	4,800	126,912
Science Applications International Corp.	500	55,465

		492,013

Transportation - 3.6%
Knight-Swift Transportation Holdings, Inc.	3,700	193,917
Marten Transport, Ltd.	8,450	167,141
TFI International, Inc.	3,475	348,334

		709,392

Utilities - 2.3%
Black Hills Corp.	3,400	239,156
Chesapeake Utilities Corp.	950	112,271
Spire, Inc.	1,325	91,239

		442,666
Total Common Stocks (cost: $15,359,907)		19,002,528

Short-Term Securities - 1.5%
Fidelity Inst. Money Mkt. Gvt. Fund, 4.06% (cost $292,105)	292,105	292,105

Total Investments in Securities -98.9% (cost $15,652,012)		19,294,633

Other Assets and Liabilities, net - 1.1%		218,731

Net Assets - 100.0%		$19,513,364

*	Non-income producing security.

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of December 31, 2022 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Prices ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks**	19,002,528	—	—	19,002,528
Short-Term Securities	292,105	—	—	292,105
Total:	19,294,633	—	—	19,294,633

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

DECEMBER 31, 2022	33

Sit Small Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of companies with market capitalizations at the time of purchase of up to $3.0 billion, or up to the market capitalization of the largest company included in the Russell 2000® measured at the end of the previous twelve months ($25.5 billion as of June 30, 2022). The Adviser invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth.

Fund Performance

The Sit Small Cap Growth Fund return was +3.43% during the 6-month period ended December 31, 2022. This compares to the return of +4.38% for the Russell 2000® Growth Index and a +3.91% increase for the Russell 2000® Index.

Factors that Influenced the Fund’s Performance

During the 6-month period ending December 31, 2022, the Fund posted positive returns, but moderately lagged its benchmark. The largest detractor to the Fund’s performance was a small overweight position in the electronic technology sector, in conjunction with adverse stock selection. Here, high growth holdings, such as Coherent, MKS Instruments, and Monolithic Power Systems, were negatively affected by rising interest rates weighing on valuations combined with concerns over a slowdown in technology demand and supply chain pressures. Additionally, performance was negatively impacted by the Fund’s stock selection in commercial services and non-energy minerals. A variety of different factors negatively impacted holdings in commercial services, including commercial real estate concerns (Colliers International) and slower federal IT contract work (ASGN). In non-energy minerals, Trex is being affected by an inventory channel slowdown and housing headwinds. Conversely, performance was helped by stock selection in the technology services, producer manufacturing, transportation, and health services sectors. In technology services, PTC, Paycom Software, and Aspen Technologies outperformed due to resilient business models and strong pricing power. Holdings in the producer manufacturing space added to performance, with companies, such as Hubbell, Belden, and Crane Holdings, benefiting from a resilient industrial economy and strong pricing power, which offset inflationary headwinds. In transportation, TFI International, Marten Transport, and Knight-Swift gained from strong pricing power.

Outlook and Positioning

After drastically underperforming large cap indices in the first half of 2022, small cap indices outperformed in the second half of the year, as investors looked to find equities that had been oversold in the first half. Since market volatility is likely to remain elevated through at least the first half of 2023, driven by continued interest rate increases and worsening economic data, we believe that this backdrop presents an opportunity for stock pickers. We believe investors will be rewarded for identifying companies that can sustain earnings growth and their valuations, even as cyclical conditions deteriorate. Firms with pricing

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 2000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

power and difficult to replace products will continue to fare particularly well, even if inflation pressures begin to subside. The Fund is broadly overweight technology services, as we view these holdings to be well-positioned to benefit from secular trends, such as increasing 5G adoption and the growth of the internet of things, and they have deep, competitive moats that should allow for pricing power. The Fund is also focused on companies within the industrial services sector industries, where the inflationary environment (even if it decelerates) should help pricing and margin expansion. Our focus in this sector is on engineering firms that will benefit from pent-up demand stemming from years of underinvestment and from increased government spending, especially an uptick in spending on electrical infrastructure stemming from the recent passage of the Inflation Reduction Act.

Roger J. Sit	Kent L. Johnson
Robert W. Sit
Portfolio Managers

34	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2022

	Sit Small Cap Growth Fund	Russell 2000® Growth Index[1]	Russell 2000® Index [2]
Six Month	3.43%	4.38%	3.91%
One Year	-25.55	-26.36	-20.44
Five Year	6.29	3.51	4.13
Ten Year	8.09	9.20	9.01
Since Inception (7/1/94)	9.52	7.47	8.67

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Return do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization.

PORTFOLIO SUMMARY

Net Asset Value 12/31/22:	$53.29 Per Share
Net Asset Value 6/30/22:	$52.41 Per Share
Net Assets:	$98.9 Million
Weighted Average Market Cap:	$9.0 Billion

TOP 10 HOLDINGS

1.	Olin Corp.
2.	Waste Connections, Inc.
3.	KBR, Inc.
4.	Nexstar Media Group, Inc.
5.	PTC, Inc.
6.	Oasis Petroleum, Inc.
7.	Northern Oil & Gas, Inc.
8.	TFI International, Inc.
9.	Monolithic Power Systems, Inc.
10.	Paycom Software, Inc.

Based on net assets as of December 31, 2022.

SECTOR ALLOCATION

Based on net assets as of December 31, 2022.

DECEMBER 31, 2022	35

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2022

Sit Small Cap Growth Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 98.1%

Commercial Services - 5.4%
ASGN, Inc. *	19,450	1,584,786
Booz Allen Hamilton Holding Corp.	16,900	1,766,388
Colliers International Group, Inc.	12,700	1,168,908
FTI Consulting, Inc. *	5,250	833,700

		5,353,782

Consumer Durables - 2.3%
Take-Two Interactive Software, Inc. *	4,075	424,330
Thor Industries, Inc.	11,200	845,488
YETI Holdings, Inc. *	25,325	1,046,176

		2,315,994

Consumer Services - 3.1%
Nexstar Media Group, Inc.	12,725	2,227,257
Vail Resorts, Inc.	3,550	846,142

		3,073,399

Electronic Technology - 8.4%
Arista Networks, Inc. *	15,600	1,893,060
Ciena Corp. *	14,150	721,367
Coherent Corp. *	20,075	704,633
Entegris, Inc.	5,249	344,282
MKS Instruments, Inc.	13,400	1,135,382
Monolithic Power Systems, Inc.	5,675	2,006,737
Skyworks Solutions, Inc.	10,800	984,204
Stratasys, Ltd. *	46,175	547,635

		8,337,300

Energy Minerals - 4.2%
Northern Oil & Gas, Inc.	66,400	2,046,448
Oasis Petroleum, Inc.	15,100	2,065,831

		4,112,279

Finance - 10.0%
Air Lease Corp.	27,625	1,061,352
American Financial Group, Inc.	4,800	658,944
Artisan Partners Asset Management, Inc.	31,825	945,203
Axis Capital Holdings, Ltd.	22,975	1,244,556
First Republic Bank	5,200	633,828
H&E Equipment Services, Inc.	34,350	1,559,490
Hannon Armstrong Sust. Inf. Cap., Inc.	25,800	747,684
Physicians Realty Trust	61,600	891,352
Stifel Financial Corp.	11,800	688,766
SVB Financial Group *	2,800	644,392
Western Alliance Bancorp	14,300	851,708

		9,927,275

Health Services - 4.2%
Addus HomeCare Corp. *	12,600	1,253,574

Name of Issuer	Quantity	Fair Value ($)

Encompass Health Corp.	19,675	1,176,762
Tenet Healthcare Corp. *	34,900	1,702,771

		4,133,107

Health Technology - 13.6%
Align Technology, Inc. *	2,150	453,435
AtriCure, Inc. *	28,300	1,255,954
Bio-Techne Corp.	14,800	1,226,624
Exact Sciences Corp. *	12,425	615,162
Halozyme Therapeutics, Inc. *	33,000	1,877,700
Inmode, Ltd. *	32,900	1,174,530
Insulet Corp. *	3,525	1,037,724
PerkinElmer, Inc.	7,000	981,540
Sarepta Therapeutics, Inc. *	13,400	1,736,372
Seres Therapeutics, Inc. *	159,800	894,880
STAAR Surgical Co. *	17,500	849,450
STERIS, PLC	6,675	1,232,806
Twist Bioscience Corp. *	4,800	114,288

		13,450,465

Industrial Services - 7.3%
EMCOR Group, Inc.	11,900	1,762,509
KBR, Inc.	43,500	2,296,800
MYR Group, Inc. *	8,675	798,707
Waste Connections, Inc.	17,575	2,329,742

		7,187,758

Non-Energy Minerals - 3.2%
AZEK Co., Inc. *	24,200	491,744
Eagle Materials, Inc.	10,300	1,368,355
MP Materials Corp. *	19,100	463,748
Trex Co., Inc. *	20,825	881,522

		3,205,369

Process Industries - 3.9%
Avient Corp.	13,200	445,632
Cabot Corp.	3,700	247,308
Olin Corp.	48,175	2,550,384
Vital Farms, Inc. *	41,675	621,791

		3,865,115

Producer Manufacturing - 9.2%
AZZ, Inc.	22,575	907,515
Belden, Inc.	20,275	1,457,772
Carlisle Cos, Inc.	2,200	518,430
Crane Holdings Co.	19,075	1,916,084
Donaldson Co., Inc.	13,575	799,160
Hubbell, Inc.	5,225	1,226,203
Lincoln Electric Holdings, Inc.	7,100	1,025,879
Regal Rexnord Corp.	6,755	810,465

See accompanying notes to financial statements.

36	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Zurn Water Solutions Corp.	19,325	408,724

		9,070,232

Retail Trade - 3.7%
Boot Barn Holdings, Inc. *	19,875	1,242,585
Casey’s General Stores, Inc.	4,300	964,705
Ulta Beauty, Inc. *	3,050	1,430,664

		3,637,954

Technology Services - 13.1%
Altair Engineering, Inc. *	25,933	1,179,174
ANSYS, Inc. *	2,950	712,690
Aspen Technology, Inc. *	5,281	1,084,717
Euronet Worldwide, Inc. *	9,550	901,329
Globant SA *	11,350	1,908,616
GoDaddy, Inc. *	15,025	1,124,171
HubSpot, Inc. *	3,600	1,040,868
nCino, Inc. *	25,400	671,576
Paycom Software, Inc. *	6,225	1,931,680
PTC, Inc. *	17,600	2,112,704
Science Applications International Corp.	2,700	299,511

		12,967,036

Transportation - 6.0%
Alaska Air Group, Inc. *	11,500	493,810
Golar LNG, Ltd. *	68,100	1,551,999
Knight-Swift Transportation Holdings, Inc.	18,725	981,377
Marten Transport, Ltd.	48,000	949,440
TFI International, Inc.	20,025	2,007,306

		5,983,932

Utilities - 0.5%
Spire, Inc.	7,100	488,906

Total Common Stocks (cost: $63,812,671)		97,109,903

Short-Term Securities - 1.9%
Fidelity Inst. Money Mkt. Gvt. Fund, 4.06% (cost $1,833,516)	1,833,516	1,833,516

Total Investments in Securities - 100.0% (cost $65,646,187)		98,943,419

Other Assets and Liabilities, net - (0.0)%		(29,232)

Net Assets - 100.0%		$98,914,187

*	Non-income producing security.

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.

DECEMBER 31, 2022	37

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2022

Sit Small Cap Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of December 31, 2022 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Prices ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks**	97,109,903	—	—	97,109,903
Short-Term Securities	1,833,516	—	—	1,833,516
Total:	98,943,419	—	—	98,943,419

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

Information on this page is unaudited.

38	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

[This page is intentionally left blank.]

DECEMBER 31, 2022	39

Sit International Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit International Growth Fund is long-term growth. The Fund seeks to achieve its objective by investing at least 90% of its net assets in common stocks of growth companies domiciled outside the United States. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected Developing Markets Growth industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

Fund Performance

The Sit International Growth Fund posted a return of +3.76% for the 6-month period ended December 31, 2022, underperforming the MSCI EAFE Index® return of +6.36.

Factors that Influenced the Fund’s Performance

The Fund underperformed its benchmark during the 6-month period, due to worries about the Russia-Ukraine conflict, high inflation, increasing Covid cases in China, and global inflation. The main detractor to performance was stock selection in software & services, media & entertainment, and pharmaceuticals, biotechnology & life sciences. Specific holdings that hurt returns included Atlassian Corp., Tencent Holdings, Baidu Sponsored ADR Class A, and Dechra Pharmaceuticals plc. These were partially offset by positive contributions from stock selection and an overweight in semiconductors & semiconductor equipment, stock selection in materials, and an underweight in real estate. Holdings that helped performance included Broadcom and LG Chem Ltd.

Geographically, stock selection in Asia/Pacific ex Japan, Non-Euroland, and the United Kingdom hurt results, while region allocations in Africa/ Mideast, Japan and Euroland helped performance. Stocks owned that detracted from returns included Atlassian, Tencent, Dechra Pharmaceuticals plc, and Baidu. In Japan, owning Shiseido added to performance, and, in Euroland, positions in Safran S.A. and Schneider Electric SE enhanced returns.

Outlook and Positioning

Aggressive monetary tightening worldwide should bring multidecade high inflation largely to heel by 2024. But it is also increasingly possible that the lagged effects of ongoing interest rate hikes will tip the already-battered global economy into recession. The euro area and the United Kingdom are in the throes of economic downturns, with signs of more pain ahead as financial conditions continue to tighten. Japan’s economic growth should slow, as the Covid-reopening boost gives way to an inflation-burdened consumer and fading export demand in 2023. After almost three years, China has finally started to pivot away from its zero-Covid policy, causing some chaos. However, reassuringly, the Central Economic Work Conference signaled policy would turn more pro-business and pro-growth in 2023. In emerging markets (EM), we expect consumer inflation will stay elevated due to rising services prices but moderate slightly this year. We believe EM economies will improve in the second half of 2023, as the recovery in China gains steam and the U.S. Federal Reserve becomes less restrictive.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the MSCI EAFE Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada. It is not possible to invest directly in an index. This is the Fund’s primary index.

For strategy, we are overweight the United Kingdom and Asia ex-Japan, especially China, South Korea, Singapore, and India. The portfolio remains diversified across themes and industries. Our European holdings are a cross-section of traditional and cyclical growth opportunities levered to both the economic recovery and secular investment themes. We are constructive on Chinese stocks near-term, on reasonable valuations and expected economic recovery. A rebound in China will have positive knock-on effects throughout Asia. Our Chinese holdings are a diversified portfolio of reopening trades, such as the online travel industry, restaurants, and Macau gaming, internet names, and the stable industries of healthcare and utilities. Our South Korea, Singapore, and India portfolio consists of non-cyclical sectors, such as consumer staples, and cyclical stocks within the financial, technology, and energy sectors. Jap-anese holdings remain focused on a combination of higher growth companies operating overseas and defensive domestic consumption stocks.

Roger J. Sit

Portfolio Manager

40	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2022
	Sit International Growth Fund	MSCI EAFE Index[1]

Six Month	3.76%	6.36%

One Year	-22.03	-14.45

Five Year	1.80	1.54

Ten Year	3.69	4.67

Since Inception (11/1/91)	3.81	4.97

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 MSCI EAFE Index (Europe, Australasia Far East) is an unmanaged free float adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada.

FUND DIVERSIFICATION-BY REGION

	Sit International Growth Fund	MSCI EAFE Index
Europe	61.4%	64.9%
Asia/Pacific	27.5	34.4
North America	8.5	—
Latin America	1.5	—
Africa/Middle East	—	0.7
Cash & Other Net Assets	1.1	—

Based on net assets as of December 31, 2022.

PORTFOLIO SUMMARY

Net Asset Value 12/31/22:	$18.09 Per Share

Net Asset Value 6/30/22:	$17.78 Per Share

Net Assets:	$23.1 Million

Weighted Average Market Cap:	$78.1 Billion

TOP HOLDINGS

  1.     Schneider Electric SE

  2.     Broadcom, Inc.

  3.     AstraZeneca, PLC, ADR

  4.     ASML Holding NV

  5.     BAE Systems, PLC

  6.     Iberdrola SA

  7.     Shell, PLC, ADR

  8.     Diageo, PLC, ADR

  9.     Allianz SE

10.     Sony Group Corp., ADR

Based on net assets as of December 31, 2022.

SECTOR ALLOCATION

Based on net assets as of December 31, 2022.

DECEMBER 31, 2022	41

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2022

Sit International Growth Fund

Investments are grouped by geographic region.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 97.8%

Asia - 26.4%

Australia - 6.1%
Atlassian Corp. *	1,825	234,841
BHP Group, Ltd., ADR	4,200	260,610
Lynas Rare Earths, Ltd. *	35,775	191,206
Macquarie Group, Ltd.	2,600	295,554
Rio Tinto, PLC, ADR	4,400	313,280
Westpac Banking Corp.	4,425	70,348
Woodside Energy Group, Ltd., ADR	1,517	36,726

		1,402,565

China/Hong Kong - 5.9%
AIA Group, Ltd.	32,200	358,078
Baidu, Inc., ADR *	1,575	180,149
Budweiser Brewing Co. APAC, Ltd.	21,500	67,623
CSPC Pharmaceutical Group, Ltd.	262,960	276,252
ENN Energy Holdings, Ltd.	18,400	258,363
Ping An Insurance Group Co. of China, Ltd.	33,500	221,675

		1,362,140

Japan - 9.0%
Astellas Pharma, Inc.	17,700	270,611
Keyence Corp.	1,000	391,801
Recruit Holdings Co., Ltd.	11,200	356,465
Shiseido Co., Ltd.	4,100	202,157
Sony Group Corp., ADR	6,300	480,564
Terumo Corp.	13,100	373,915

		2,075,513

Singapore - 2.5%
DBS Group Holdings, Ltd.	15,600	395,066
Singapore Technologies Engineering, Ltd.	78,400	196,088

		591,154

South Korea - 2.9%
LG Chem, Ltd.	975	467,403
Samsung Electronics Co., Ltd., GDR	185	204,425

		671,828

Europe - 61.4%

France - 9.0%
AXA SA	11,750	327,714
Dassault Systemes SE	11,700	419,500
Elis SA	8,125	120,198
Faurecia SE *	7,166	108,389
Safran SA	3,200	400,503
Schneider Electric SE	5,000	699,646

		2,075,950

Germany - 6.9%
Allianz SE	2,250	483,870
Deutsche Post AG	6,550	246,663
Infineon Technologies AG	5,700	173,468
Muenchener Rueckversicherungs AG	800	260,333
Siemens AG	3,100	430,197

		1,594,531

Ireland - 3.1%
Accenture, PLC	550	146,762

Name of Issuer	Quantity	Fair Value ($)
CRH, PLC, ADR	4,800	190,992
Linde, PLC	500	163,090
STERIS, PLC	1,175	217,011

		717,855

Netherlands - 3.9%
Adyen NV *	84	115,850
ASML Holding NV	1,025	560,060
Stellantis NV	16,375	232,525

		908,435

Spain - 3.1%
Cellnex Telecom SA	5,200	172,111
Iberdrola SA	45,900	537,031

		709,142

Sweden - 2.2%
Evolution AB, ADR	1,000	97,850
Hexagon AB	26,600	277,857
Telefonaktiebolaget LM Ericsson, ADR	20,450	119,428

		495,135

Switzerland - 11.3%
Logitech International SA	6,650	413,963
Lonza Group AG	590	289,114
Nestle SA	3,600	417,135
Novartis AG	1,950	176,283
Partners Group Holding AG	490	432,847
Roche Holding AG	1,350	424,134
TE Connectivity, Ltd.	1,100	126,280
Zurich Insurance Group AG	680	325,273

		2,605,029

United Kingdom - 21.9%
Ashtead Group, PLC	5,500	313,843
AstraZeneca, PLC, ADR	8,300	562,740
BAE Systems, PLC	52,600	544,337
Coca-Cola Europacific Partners, PLC	5,400	298,728
Compass Group, PLC	10,625	246,305
Dechra Pharmaceuticals, PLC	6,300	199,397
Diageo, PLC, ADR	2,775	494,477
Entain, PLC	13,925	222,470
Glencore, PLC, ADR	3,500	46,620
London Stock Exchange Group, PLC	5,100	439,981
Man Group, PLC	38,950	100,628
Reckitt Benckiser Group, PLC	3,100	215,645
RELX, PLC	12,275	339,532
Rentokil Initial, PLC	27,450	168,583
Shell, PLC, ADR	9,100	518,245
Smith & Nephew, PLC	25,250	338,686

		5,050,217

Latin America - 1.5%

Argentina - 1.5%
Globant SA *	2,050	344,728

North America - 8.5%

Canada - 3.9%
Alimentation Couche-Tard, Inc.	7,400	325,184
Colliers International Group, Inc.	1,600	147,264
Lululemon Athletica, Inc. *	200	64,076

See accompanying notes to financial statements.

42	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Waste Connections, Inc.	2,750	364,540

		901,064
United States - 4.6%
Broadcom, Inc.	1,025	573,108
Euronet Worldwide, Inc. *	1,775	167,525
Mondelez International, Inc.	4,800	319,920

		1,060,553

Total Common Stocks (cost: $17,550,434)		22,565,839

Investment Companies 1.1%
iShares MSCI India ETF (cost $166,867)	5,600	233,744

Short-Term Securities - 0.7%
Fidelity Inst. Money Mkt. Gvt. Fund, 4.06% (cost $171,574)	171,574	171,574

Total Investments in Securities - 99.6% (cost $17,888,875)		22,971,157

Other Assets and Liabilities, net - 0.4%		99,247

Net Assets - 100.0%		$23,070,404

*	Non-income producing security.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.

DECEMBER 31, 2022	43

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2022

Sit International Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of December 31, 2022 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Prices ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Common Stocks
Argentina	344,728	—	—	344,728
Australia	1,402,565	—	—	1,402,565
Canada	901,064	—	—	901,064
China/Hong Kong	1,362,140	—	—	1,362,140
France	2,075,950	—	—	2,075,950
Germany	1,594,531	—	—	1,594,531
Ireland	717,855	—	—	717,855
Japan	2,075,513	—	—	2,075,513
Netherlands	908,435	—	—	908,435
Singapore	591,154	—	—	591,154
South Korea	671,828	—	—	671,828
Spain	709,142	—	—	709,142
Sweden	495,135	—	—	495,135
Switzerland	2,605,029	—	—	2,605,029
United Kingdom	5,050,217	—	—	5,050,217
United States	1,060,553	—	—	1,060,553
Investment Companies	233,744	—	—	233,744
Short-Term Securities	171,574	—	—	171,574
Total:	22,971,157	—	—	22,971,157

Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

44	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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DECEMBER 31, 2022	45

Sit Developing Markets Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Developing Markets Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies domiciled or operating in a developing market. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

Fund Performance

The Sit Developing Markets Growth Fund returned -0.47% during the 6-month period ended December 31, 2022, compared to the MSCI Emerging Markets Index® return of -4.43%.

Factors that Influenced the Fund’s Performance

The Fund outperformed its benchmark during the 6-month period, on signs of slowing inflation, falling energy prices, and optimism surrounding China’s reopening. But emerging markets face risks from the Russia-Ukraine conflict, high inflation, increasing Covid cases in China, and global recession. Contributing to outperformance during the period were the Fund’s holdings in banks, materials, and semiconductors & semiconductor equipment. Specific stocks that helped returns were HDFC Bank Ltd. Sponsored ADR, DBS Group Holdings Ltd., LG Chem Ltd., and Broadcom. Conversely, stock selection in capital goods, diversified financials, utilities, and retailing detracted from performance, namely L.K. Technology Holdings Ltd., Singapore Technologies Engineering, Hong Kong Exchanges & Clearing, ENN Energy Holdings Ltd., Alibaba Group Holding Ltd., and JD.com Sponsored ADR.

Geographically, stock selection in Asia/Pacific ex Japan and Africa/ Mideast helped performance. Specific stocks that added value HDFC Bank Ltd., DBS Group Holdings Ltd., Broadcom, Naspers Ltd, and Bid Corp. Ltd. Conversely, the Fund’s 0% weight in Non-Euroland hurt performance.

Outlook and Positioning

Aggressive monetary tightening worldwide should bring multi-decade-high inflation largely to heel by 2024. But it is also increasingly possible that the lagged effects of ongoing interest rate hikes will tip the already-battered global economy into a recession. In China, we expect their economy will get worse before it gets better. After almost three years, China has finally started to pivot away from its zero-Covid policy, causing some chaos. However, reassuringly, the Central Economic Work Conference signaled policy would turn more pro-business and pro-growth in 2023. In emerging markets (EM), we expect consumer inflation will stay elevated due to rising services prices but moderate slightly in 2023. But domestic demand should remain supportive for economic growth. Moreover, a weaker U.S. dollar and lower oil prices will reduce the cost of imports and dollar-denominated debt servicing.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the MSCI Emerging Markets Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

We believe EM economies will improve in the second half of 2023, as the recovery in China gains steam and the U.S. Federal Reserve becomes less restrictive. For strategy, given the uncertainties around global economic growth, portfolios remain diversified across themes and industries. We are constructive on Chinese stocks near-term, on reasonable valuations and the expected economic recovery. A rebound in China will have positive knock-on effects throughout Asia. Our Chinese holdings are a diversified portfolio of reopening trades, such as the online travel industry, restaurants, and Macau gaming, in addition to internet names and the stable industries of healthcare and utilities. We also prefer investments in South Korea, Singapore, and India, as economic growth has been resilient and will improve further in 2023. Our portfolio consists of non-cyclical sectors, such as consumer staples, and cyclical stocks within the financial, technology, and energy sectors.

Roger J. Sit	Raymond E. Sit
Portfolio Managers

46	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2022

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index[1]
Six Month	-0.47%	-4.43%
One Year	-17.18	-22.37
Five Year	-1.04	-3.76
Ten Year	0.94	-0.98
Since Inception (7/1/94)	3.51	2.45

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index.

FUND DIVERSIFICATION BY- REGION

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index
Asia/Pacific	75.3%	78.3%
Africa/Middle East	8.2	11.2
Latin America	7.3	8.5
North America	6.1	—
Europe	1.3	2.0
Cash & Other Net Assets	1.8	—

Based on net assets as of December 31, 2022.

PORTFOLIO SUMMARY

Net Asset Value 12/31/22:	$15.02 Per Share
Net Asset Value 6/30/22:	$15.46 Per Share
Net Assets:	$9.3 Million
Weighted Average Market Cap:	$98.8 Billion

TOP 10 HOLDINGS

  1.     Taiwan Semiconductor Co.

  2.     Samsung Electronics Co., Ltd.

  3.     iShares MSCI India ETF

  4.     DBS Group Holdings, Ltd.

  5.     HDFC Bank, Ltd., ADR

  6.     Tencent Holdings, Ltd.

  7.     Broadcom, Inc.

  8.     ENN Energy Holdings, Ltd.

  9.     LG Chem, Ltd.

10.     Bid Corp., Ltd.

Based on net assets as of December 31, 2022.

SECTOR ALLOCATION

Based on net assets as of December 31, 2022.

DECEMBER 31, 2022	47

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2022

Sit Developing Markets Growth Fund

Investments are grouped by geographic region.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 93.6%

Africa/Middle East - 8.2%

Israel - 2.2%
NICE, Ltd., ADR *	1,050	201,915

South Africa - 6.0%
Bid Corp., Ltd.	13,200	256,251
Bidvest Group, Ltd.	5,525	69,713
Naspers, Ltd.	1,425	236,868

		562,832
Asia - 70.7%

Australia - 2.5%
Atlassian Corp. *	450	57,906
Rio Tinto, PLC, ADR	2,475	176,220

		234,126
China/Hong Kong - 34.0%
AIA Group, Ltd.	21,400	237,977
Alibaba Group Holding, Ltd., ADR *	2,700	237,843
Baidu, Inc., ADR *	1,100	125,818
Budweiser Brewing Co. APAC, Ltd.	46,000	144,681
China International Capital Corp., Ltd.	58,400	111,481
China Mengniu Dairy Co., Ltd.	43,000	195,018
China Petroleum & Chemical Corp., ADR	1,400	67,624
CSPC Pharmaceutical Group, Ltd.	192,400	202,125
ENN Energy Holdings, Ltd.	19,800	278,021
GDS Holdings, Ltd., ADR *	1,000	20,620
Hong Kong Exchanges & Clearing, Ltd.	5,100	220,323
JD.com, Inc.	542	15,290
JD.com, Inc., ADR	3,600	202,068
Jiumaojiu International Holdings, Ltd.	9,000	24,041
LK Technology Holdings, Ltd.	72,500	59,631
Meituan*	6,000	134,291
Ping An Insurance Group Co. of China, Ltd.	19,900	131,682
Sands China, Ltd. *	42,400	140,691
Sinopharm Group Co., Ltd.	44,900	114,128
Tencent Holdings, Ltd.	8,200	350,883
Trip.com Group, Ltd., ADR *	4,450	153,080

		3,167,316
India - 3.9%
HDFC Bank, Ltd., ADR	5,350	365,993

Indonesia - 2.1%
Astra International Tbk PT	176,000	64,442
XL Axiata Tbk PT *	1,162,583	130,428

		194,870
Singapore - 6.3%
DBS Group Holdings, Ltd.	14,500	367,209
Flex, Ltd. *	4,000	85,840
Sea, Ltd, ADR *	600	31,218
Singapore Technologies Engineering, Ltd.	44,000	110,049

		594,316
South Korea - 11.0%
LG Chem, Ltd.	575	275,648
NAVER Corp.	450	64,075
Samsung Electronics Co., Ltd.	10,925	481,591

Name of Issuer	Quantity	Fair Value ($)

Shinhan Financial Group Co., Ltd.	7,200	201,381

		1,022,695
Taiwan - 9.2%
Cathay Financial Holding Co., Ltd.	88,785	115,547
Hon Hai Precision Industry Co., Ltd., GDR	23,700	153,102
Taiwan Semiconductor Co.	37,482	546,947
Taiwan Semiconductor Co., ADR	525	39,107

		854,703
Thailand - 1.7%
Bangkok Bank PCL	36,500	158,077

Europe - 1.3%

Netherlands - 1.3%
Prosus NV	1,700	117,284

Latin America - 7.3%

Argentina - 2.1%
Globant SA *	1,175	197,588

Brazil - 1.9%
Ambev SA, ADR	21,575	58,684
Banco Bradesco SA	30,350	87,088
Lojas Renner SA	8,130	31,536

		177,308
Chile - 0.8%
Banco Santander Chile, ADR	4,700	74,448

Peru - 2.5%
Southern Copper Corp.	3,900	235,521

North America - 6.1%

Mexico - 2.0%
Fomento Economico Mexicano, ADR	1,575	123,039
Grupo Bimbo SAB de CV	16,000	67,575

		190,614

United States - 4.1%
Broadcom, Inc.	550	307,521
Skyworks Solutions, Inc.	775	70,626

		378,147

Total Common Stocks (cost: $7,128,404)		8,727,753

Investment Companies 4.6%
iShares MSCI India ETF (cost $312,487)	10,400	434,096

Short-Term Securities - 1.6%
Fidelity Inst. Money Mkt. Gvt. Fund, 4.06% (cost $149,376)	149,376	149,376

Total Investments in Securities - 99.8% (cost $7,590,267)		9,311,225

Other Assets and Liabilities, net - 0.2%		14,388

Net Assets - 100.0%		$9,325,613

See accompanying notes to financial statements.

48	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

*	Non-income producing security.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of December 31, 2022 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

		Investment in Securities
	Level 1	Level 2	Level 3
	Quoted Prices ($)	Other significant observable inputs ($)	Significant unobservable inputs ($)	Total ($)
Common Stocks
Argentina	197,588	—	—	197,588
Australia	234,126	—	—	234,126
Brazil	177,308	—	—	177,308
Chile	74,448	—	—	74,448
China/Hong Kong	3,167,316	—	—	3,167,316
India	365,993	—	—	365,993
Indonesia	194,870	—	—	194,870
Israel	201,915	—	—	201,915
Mexico	190,614	—	—	190,614
Netherlands	117,284	—	—	117,284
Peru	235,521	—	—	235,521
Singapore	594,316	—	—	594,316
South Africa	562,832	—	—	562,832
South Korea	1,022,695	—	—	1,022,695
Taiwan	854,703	—	—	854,703
Thailand	158,077	—	—	158,077
United States	378,147	—	—	378,147
Investment Companies	434,096	—	—	434,096
Short-Term Securities	149,376	—	—	149,376
Total:	9,311,225	—	—	9,311,225

Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

DECEMBER 31, 2022	49

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

December 31, 2022

	Sit Balanced Fund	Sit Dividend Growth Fund	Sit Global Dividend Growth Fund
ASSETS
Investments in securities, at identified cost	$35,797,637	$183,493,620	$26,971,695

Investments in securities, at fair value - see accompanying schedule for detail	$43,451,877	$218,983,402	$41,928,839
Cash in bank on demand deposit	—	—	7
Accrued interest and dividends receivable	153,565	268,019	94,281
Receivable for investment securities sold	353,277	816,058	—
Receivable for Fund shares sold	20,827	120,639	1,454

Total assets	43,979,546	220,188,118	42,024,581

LIABILITIES
Disbursements in excess of cash balances	17,212	—	—
Payable for investment securities purchased	—	562,699	—
Payable for Fund shares redeemed	23,356	1,235,129	72
Cash portion of dividends payable to shareholders	149	—	—
Accrued investment management fees and advisory fees	29,740	128,589	34,577
Accrued Rule 12b-1 fees (Class S)	—	4,594	703

Total liabilities	70,457	1,931,011	35,352

Net assets applicable to outstanding capital stock	$43,909,089	$218,257,107	$41,989,229

Net assets consist of:
Capital (par value and paid-in surplus)	$36,091,289	$181,376,447	$27,429,774
Total distributable earnings (loss), including unrealized appreciation (depreciation)	7,817,800	36,880,660	14,559,455

	$43,909,089	$218,257,107	$41,989,229

Outstanding shares:
Common Shares (Class I)*	1,721,291	14,445,115	1,926,215

Common Shares (Class S)*	—	1,629,204	167,850

Net assets applicable to outstanding shares:
Common Shares (Class I)*	$43,909,089	$196,267,106	$38,626,012

Common Shares (Class S)*	—	21,990,001	3,363,217

Net asset value per share of outstanding capital stock:
Common Shares (Class I)*	$25.51	$13.59	$20.05

Common Shares (Class S)*	—	13.50	20.04

*	Dividend Growth, Global Dividend Growth, ESG Growth and Small Cap Dividend Growth Funds offer multiple share classes (I and S). All other Funds offer a single share class.

See accompanying notes to financial statements.

50	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit Large Cap Growth Fund	Sit ESG Growth Fund	Sit Mid Cap Growth Fund	Sit Small Cap Dividend Growth Fund	Sit Small Cap Growth Fund	Sit International Growth Fund	Sit Developing Markets Growth Fund

$60,861,922	$5,446,271	$97,434,928	$15,652,012	$65,646,187	$17,888,875	$7,590,267

$132,186,539	$7,564,369	$170,214,089	$19,294,633	$98,943,419	$22,971,157	$9,311,225
—	1	—	—	—	843	1
83,748	15,378	61,185	32,081	101,473	115,162	20,550
—	—	—	316,171	27	—	—
5,221	—	13,425	2,444	3,830	1,897	2,121

132,275,508	7,579,748	170,288,699	19,645,329	99,048,749	23,089,059	9,333,897

—	—	—	—	—	—	—
—	—	—	116,341	—	—	—
33,886	—	40,816	—	9,729	2,293	978
1,621	—	—	—	627	—	—
112,154	6,324	177,752	14,645	124,206	16,362	7,306
—	788	—	979	—	—	—

147,661	7,112	218,568	131,965	134,562	18,655	8,284

$132,127,847	$7,572,636	$170,070,131	$19,513,364	$98,914,187	$23,070,404	$9,325,613

$60,404,634	$5,500,110	$101,536,871	$15,928,442	$66,011,650	$18,031,471	$7,585,149

71,723,213	2,072,526	68,533,260	3,584,922	32,902,537	5,038,933	1,740,464

$132,127,847	$7,572,636	$170,070,131	$19,513,364	$98,914,187	$23,070,404	$9,325,613

2,868,217	257,135	9,575,171	1,129,613	1,856,150	1,275,556	620,942

—	257,040	—	359,057	—	—	—

$132,127,847	$3,803,289	$170,070,131	$14,808,055	$98,914,187	$23,070,404	$9,325,613

—	3,769,347	—	4,705,309	—	—	—

$46.07	$14.79	$17.76	$13.11	$53.29	$18.09	$15.02

—	14.66	—	13.10	—	—	—

DECEMBER 31, 2022	51

STATEMENTS OF OPERATIONS (Unaudited)

Six Months Ended December 31, 2022

	Sit Balanced Fund	Sit Dividend Growth Fund	Global Dividend Growth Fund
Investment income:
Income:
Dividends*	$218,860	$2,392,697	$364,460
Interest	295,339	17,398	5,934

Total income	514,199	2,410,095	370,394

Expenses (note 4):
Investment management and advisory service fee	239,146	1,106,263	258,340
12b-1 fees (Class S)	—	27,976	4,268
12b-1 fees (Class S)	—	—	—

Total expenses	239,146	1,134,239	262,608

Less fees and expenses waived by investment adviser	(47,829)	(331,879)	(51,668)

Total net expenses	191,317	802,360	210,940

Net investment income (loss)	322,882	1,607,735	159,454

Realized and unrealized gain (loss):
Net realized gain (loss) on investments	219,487	6,323,187	(278,880)
Net realized gain (loss) on foreign currency transactions	—	—	724

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(855,279)	5,190,453	1,066,648

Net gain (loss)	(635,792)	11,513,640	788,492

Net increase (decrease) in net assets resulting from operations	($312,910)	$13,121,375	$947,946

* Foreign taxes withheld on dividends received	—	$2,239	$5,667

See accompanying notes to financial statements.

52	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit Large Cap Growth Fund	Sit ESG Growth Fund	Sit Mid Cap Growth Fund	Small Cap Dividend Growth Fund	Sit Small Cap Growth Fund	Sit International Growth Fund	Developing Markets Growth Fund

$759,469	$53,632	$1,104,355	$251,441	$730,250	$171,123	$89,951
15,158	3,201	27,805	7,572	27,246	2,202	1,900

774,627	56,833	1,132,160	259,013	757,496	173,325	91,851

704,607	47,111	1,084,535	123,337	771,827	169,774	90,141
—	4,671	—	5,860	—	—	—
—	—	—	1	—	—	—

704,607	51,782	1,084,535	129,198	771,827	169,774	90,141

—	(9,422)	—	(34,535)	—	(73,569)	(47,324)

704,607	42,360	1,084,535	94,663	771,827	96,205	42,817

70,020	14,473	47,625	164,350	(14,331)	77,120	49,034

840,300	(45,152)	(2,521,389)	178,299	653,569	194,785	26,602
—	57	—	(4)	(29)	360	(307)

(2,172,864)	221,148	15,379,525	798,591	2,768,976	558,923	(110,030)

(1,332,564)	176,053	12,858,136	976,886	3,422,516	754,068	(83,735)

($1,262,544)	$190,526	$12,905,761	$1,141,236	$3,408,185	$831,188	($34,701)

—	$1,462	$3,565	$641	$3,570	$8,874	$11,648

DECEMBER 31, 2022	53

STATEMENTS OF CHANGES IN NET ASSETS

	Sit Balanced Fund		Sit Dividend Growth Fund
	Six Months Ended	Year	Six Months Ended	Year
	December 31, 2022	Ended	December 31, 2022	Ended
	(Unaudited)	June 30, 2022	(Unaudited)	June 30, 2022

Operations:
Net investment income (loss)	$322,882	$474,954	$1,607,735	$3,335,617
Net realized gain (loss) on investments and foreign currency transactions	219,487	2,359,977	6,323,187	25,349,263
Net change in unrealized appreciation (depreciation) of investments and foreign currency transactions	(855,279)	(12,491,710)	5,190,453	(44,984,342)

Net increase (decrease) in net assets resulting from operations	(312,910)	(9,656,779)	13,121,375	(16,299,462)

Distributions from:
Net investment income and net realized gains
Common shares (Class I)	(2,057,213)	(2,956,313)	(21,073,141)	(25,681,861)
Common shares (Class S)	—	—	(2,312,965)	(3,168,345)

Total distributions	(2,057,213)	(2,956,313)	(23,386,106)	(28,850,206)

Capital share transactions:
Proceeds from shares sold
Common Shares (Class I)	1,731,519	13,412,686	7,976,649	28,157,324
Common Shares (Class S)	—	—	566,369	1,509,331
Reinvested distributions
Common Shares (Class I)	2,015,507	2,928,301	19,839,935	24,442,835
Common Shares (Class S)	—	—	2,307,233	3,159,382
Payments for shares redeemed
Common Shares (Class I)	(5,594,242)	(21,844,017)	(13,337,389)	(28,473,035)
Common Shares (Class S)	—	—	(1,756,476)	(9,393,310)

Increase (decrease) in net assets from capital transactions	(1,847,216)	(5,503,030)	15,596,321	19,402,527

Total increase (decrease) in net assets	(4,217,339)	(18,116,122)	5,331,590	(25,747,141)

Net assets:
Beginning of period	48,126,428	66,242,550	212,925,517	238,672,658

End of period	$43,909,089	$48,126,428	$218,257,107	$212,925,517

Capital transactions in shares:
Sold
Common Shares (Class I)	62,582	398,336	552,759	1,663,335
Common Shares (Class S)	—	—	37,753	89,054
Reinvested distributions
Common Shares (Class I)	77,456	88,175	1,445,978	1,442,952
Common Shares (Class S)	—	—	169,280	187,577
Redeemed
Common Shares (Class I)	(210,277)	(711,508)	(919,944)	(1,676,083)
Common Shares (Class S)	—	—	(121,645)	(545,058)

Net increase (decrease)	(70,239)	(224,997)	1,164,181	1,161,777

See accompanying notes to financial statements.

54	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit Global Dividend Growth Fund		Sit Large Cap Growth Fund		Sit ESG Growth Fund
Six Months Ended	Year	Six Months Ended	Year	Six Months Ended	Year
December 31, 2022	Ended	December 31, 2022	Ended	December 31, 2022	Ended
(Unaudited)	June 30, 2022	(Unaudited)	June 30, 2022	(Unaudited)	June 30, 2022

$159,454	$410,390	$70,020	($266,176)	$14,473	$38,713
(278,156)	802,964	840,300	9,487,470	(45,095)	282,988

1,066,648	(6,395,328)	(2,172,864)	(40,967,507)	221,148	(1,847,947)

947,946	(5,181,974)	(1,262,544)	(31,746,213)	190,526	(1,526,246)

(343,331)	(334,135)	(4,954,540)	(10,822,278)	(120,779)	(71,656)
(24,673)	(22,870)	—	—	(116,450)	(59,748)

(368,004)	(357,005)	(4,954,540)	(10,822,278)	(237,229)	(131,404)

1,266,048	1,661,272	1,451,807	4,420,115	16,017	157,956
13,808	199,533	—	—	123,780	72,207

321,262	314,053	4,756,966	10,641,515	120,779	71,656
24,673	22,870	—	—	116,450	59,748

(551,463)	(1,306,482)	(4,299,024)	(13,154,398)	(55,304)	(473,310)
(112,794)	(458,731)	—	—	(20,173)	(32,242)

961,534	432,515	1,909,749	1,907,232	301,549	(143,985)

1,541,476	(5,106,464)	(4,307,335)	(40,661,259)	254,846	(1,801,635)

40,447,753	45,554,217	136,435,182	177,096,441	7,317,790	9,119,425

$41,989,229	$40,447,753	$132,127,847	$136,435,182	$7,572,636	$7,317,790

63,361	72,461	28,535	71,691	1,074	8,598
690	8,666	—	—	7,860	4,130

16,693	13,860	100,911	163,590	8,057	3,783
1,284	1,014	—	—	7,837	3,176

(28,030)	(57,269)	(86,670)	(219,041)	(3,587)	(27,259)
(5,875)	(20,277)	—	—	(1,297)	(1,728)

48,123	18,455	42,776	16,240	19,944	(9,300)

DECEMBER 31, 2022	55

STATEMENTS OF CHANGES IN NET ASSETS

	Sit Mid Cap Growth Fund		Sit Small Cap Dividend Growth Fund
	Six Months Ended	Year	Six Months Ended	Year
	December 31, 2022	Ended	December 31, 2022	Ended
	(Unaudited)	June 30, 2022	(Unaudited)	June 30, 2022

Operations:
Net investment income (loss)	$47,625	($1,117,433)	$164,350	$188,059
Net realized gain (loss) on investments and foreign currency transactions	(2,521,389)	11,614,655	178,295	862,066
Net change in unrealized appreciation (depreciation) of investments and foreign currency transactions	15,379,525	(64,721,093)	798,591	(4,651,240)

Net increase (decrease) in net assets resulting from operations	12,905,761	(54,223,871)	1,141,236	(3,601,115)

Distributions from:
Net investment income and net realized gains
Common shares (Class I)	(5,106,759)	(26,173,363)	(581,490)	(1,438,331)
Common shares (Class S)	—	—	(173,968)	(429,103)

Total distributions	(5,106,759)	(26,173,363)	(755,458)	(1,867,434)

Capital share transactions:
Proceeds from shares sold
Common Shares (Class I)	1,013,837	1,319,860	181,107	844,902
Common Shares (Class S)	—	—	157,353	219,344
Reinvested distributions
Common Shares (Class I)	4,614,408	25,308,092	539,939	1,350,645
Common Shares (Class S)	—	—	168,868	414,564
Payments for shares redeemed
Common Shares (Class I)	(7,786,864)	(9,971,539)	(426,546)	(924,477)
Common Shares (Class S)	—	—	(25,851)	(204,817)

Increase (decrease) in net assets from capital transactions	(2,158,619)	16,656,413	594,870	1,700,161

Total increase (decrease) in net assets	5,640,383	(63,740,821)	980,648	(3,768,388)

Net assets:
Beginning of period	164,429,748	228,170,569	18,532,716	22,301,104

End of period	$170,070,131	$164,429,748	$19,513,364	$18,532,716

Capital transactions in shares:
Sold
Common Shares (Class I)	53,956	60,388	13,478	52,492
Common Shares (Class S)	—	—	11,182	13,840
Reinvested distributions
Common Shares (Class I)	256,927	1,096,063	41,513	85,026
Common Shares (Class S)	—	—	12,979	26,101
Redeemed
Common Shares (Class I)	(429,261)	(441,904)	(31,011)	(54,966)
Common Shares (Class S)	—	—	(1,848)	(13,515)

Net increase (decrease)	(118,378)	714,547	46,293	108,978

See accompanying notes to financial statements.

56	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit Small Cap Growth Fund		Sit International Growth Fund		Sit Developing Markets Growth Fund
Six Months Ended	Year	Six Months Ended	Year	Six Months Ended	Year
December 31, 2022	Ended	December 31, 2022	Ended	December 31, 2022	Ended
(Unaudited)	June 30, 2022	(Unaudited)	June 30, 2022	(Unaudited)	June 30, 2022

($14,331)	($875,254)	$77,120	$259,074	$49,034	$134,915
653,540	7,511,737	195,145	692,622	26,295	80,939
2,768,976	(41,245,382)	558,923	(8,092,173)	(110,030)	(3,750,421)

3,408,185	(34,608,899)	831,188	(7,140,477)	(34,701)	(3,534,567)

(1,688,714)	(19,675,197)	(453,403)	(72,739)	(222,145)	(252,776)
—	—	—	—	—	—

(1,688,714)	(19,675,197)	(453,403)	(72,739)	(222,145)	(252,776)

442,130	1,398,827	183,487	767,114	325,336	682,993

—	—	—	—	—	—
1,564,134	19,201,055	420,135	71,582	216,826	247,111

(3,255,541)	(13,730,915)	(364,932)	(2,516,151)	(359,324)	(1,625,794)
—	—	—	—	—	—

(1,249,277)	6,868,967	238,690	(1,677,455)	182,838	(695,690)

470,194	(47,415,129)	616,475	(8,890,671)	(74,008)	(4,483,033)

98,443,993	145,859,122	22,453,929	31,344,600	9,399,621	13,882,654

$98,914,187	$98,443,993	$23,070,404	$22,453,929	$9,325,613	$9,399,621

7,829	19,358	9,927	33,021	22,716	36,524
—	—	—	—	—	—

29,138	276,393	22,996	3,120	14,484	13,548
—	—	—	—	—	—

(59,114)	(193,154)	(20,182)	(120,475)	(24,228)	(90,929)
—	—	—	—	—	—

(22,147)	102,597	12,741	(84,334)	12,972	(40,857)

DECEMBER 31, 2022	57

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Balanced Fund

	Six Months Ended	Year Ended June 30,
	December 31, 2022 (Unaudited)	2022	2021	2020	2019	2018

Net Asset Value:
Beginning of period	$26.86	$32.85	$26.37	$25.06	$23.76	$22.71

Operations:
Net investment income [1]	0.18	0.23	0.22	0.25	0.32	0.25
Net realized and unrealized gains (losses)	(0.31)	(4.86)	6.71	2.64	1.52	1.96

Total from operations	(0.13)	(4.63)	6.93	2.89	1.84	2.21
Distributions to Shareholders:
From net investment income	(0.26)	(0.22)	(0.20)	(0.27)	(0.31)	(0.27)
From net realized gains	(0.96)	(1.14)	(0.25)	(1.31)	(0.23)	(0.89)

Total distributions	(1.22)	(1.36)	(0.45)	(1.58)	(0.54)	(1.16)
Net Asset Value
End of period	$25.51	$26.86	$32.85	$26.37	$25.06	$23.76

Total investment return [2]	(0.55%)	(14.87%)	26.48%	11.91%	7.98%	9.84%

Net assets at end of period (000’s omitted)	$43,909	$48,126	$66,243	$46,658	$34,465	$37,541

Ratios: [3]
Expenses (without waiver)	1.00%[4]	1.00%[4]	1.00%	1.00%	1.00%	1.00%
Expenses (with waiver)	0.80%[4]	0.91%[4]	—	—	—	—
Net investment income (without waiver)	1.15%	0.62%	0.74%	0.99%	1.33%	1.07%
Net investment income (with waiver)	1.35%	0.71%	—	—	—	—

Portfolio turnover rate (excluding short-term securities)	16.78%[5]	39.92%	38.30%	58.63%	50.45%	50.49%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Total Fund expenses are limited to 1.00% of average daily net assets. However, during the period above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.
[5]	Not annualized.

58	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Dividend Growth Fund

Class I	Six Months Ended	Year Ended June 30,
	December 31, 2022 (Unaudited)	2022	2021	2020	2019	2018

Net Asset Value:
Beginning of period	$14.29	$17.37	$13.48	$14.45	$16.69	$16.88

Operations:
Net investment income [1]	0.11	0.24	0.21	0.22	0.38	0.26
Net realized and unrealized gains (losses)	0.78	(1.19)	4.75	0.64	0.55	1.49

Total from operations	0.89	(0.95)	4.96	0.86	0.93	1.75
Redemption fee [2]	—	—	—	—	—	—
Distributions to Shareholders:
From net investment income	(0.15)	(0.24)	(0.21)	(0.24)	(0.40)	(0.26)
From net realized gains	(1.44)	(1.89)	(0.86)	(1.59)	(2.77)	(1.68)

Total distributions	(1.59)	(2.13)	(1.07)	(1.83)	(3.17)	(1.94)

Net Asset Value
End of period	$13.59	$14.29	$17.37	$13.48	$14.45	$16.69

Total investment return [3]	6.15%	(7.27%)	38.13%	5.46%	8.37%	10.36%

Net assets at end of period (000’s omitted)	$196,267	$191,010	$207,378	$172,746	$214,204	$918,584

Ratios: [4]
Expenses (without waiver) [5]	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses (with waiver) [5]	0.70%	0.70%	0.70%	0.70%	0.70%	0.78%
Net investment income (without waiver)	1.18%	1.11%	1.08%	1.30%	2.04%	1.31%
Net investment income (with waiver)	1.48%	1.41%	1.38%	1.60%	2.34%	1.53%

Portfolio turnover rate (excluding short-term securities)	24.52%[6]	58.96%	42.93%	68.43%	51.52%	68.38%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.00% of average daily net assets. However, during the period above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.
[6]	Not annualized.

DECEMBER 31, 2022	59

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Dividend Growth Fund

Class S	Six Months Ended	Year Ended June 30,
	December 31, 2022 (Unaudited)	2022	2021	2020	2019	2018

Net Asset Value:
Beginning of period	$14.20	$17.27	$13.40	$14.37	$16.61	$16.81

Operations:
Net investment income [1]	0.09	0.19	0.17	0.19	0.32	0.22
Net realized and unrealized gains (losses)	0.77	(1.17)	4.73	0.63	0.57	1.47

Total from operations	0.86	(0.98)	4.90	0.82	0.89	1.69

Redemption fee	— [2]	—	— [2]	— [2]	— [2]	— [2]

Distributions to Shareholders:
From net investment income	(0.12)	(0.20)	(0.17)	(0.20)	(0.36)	(0.21)
From net realized gains	(1.44)	(1.89)	(0.86)	(1.59)	(2.77)	(1.68)

Total distributions	(1.56)	(2.09)	(1.03)	(1.79)	(3.13)	(1.89)

Net Asset Value
End of period	$13.50	$14.20	$17.27	$13.40	$14.37	$16.61

Total investment return [3]	5.98%	(7.50%)	37.87%	5.19%	8.12%	10.06%

Net assets at end of period (000’s omitted)	$21,990	$21,915	$31,295	$29,106	$39,729	$51,331

Ratios: [4]
Expenses (without waiver) [5]	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses (with waiver) [5]	0.95%	0.95%	0.95%	0.95%	0.95%	0.03%
Net investment income (without waiver)	0.92%	0.85%	0.83%	1.05%	1.80%	1.06%
Net investment income (with waiver)	1.22%	1.15%	1.13%	1.35%	2.10%	1.28%

Portfolio turnover rate (excluding short-term securities)	24.52%[6]	58.96%	42.93%	68.43%	51.52%	68.38%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.
[6]	Not annualized.

60	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Global Dividend Growth Fund

Class I	Six Months Ended	Year Ended June 30,
	December 31, 2022 (Unaudited)	2022	2021	2020	2019	2018

Net Asset Value:
Beginning of period	$19.77	$22.47	$16.87	$16.34	$15.24	$14.54

Operations:
Net investment income [1]	0.08	0.21	0.20	0.22	0.28	0.27
Net realized and unrealized gains (losses)	0.38	(2.73)	5.59	0.57	1.10	0.67

Total from operations	0.46	(2.52)	5.79	0.79	1.38	0.94

Redemption fee	—	—	—	— [2]	— [2]	—

Distributions to Shareholders:
From net investment income	(0.18)	(0.18)	(0.19)	(0.26)	(0.28)	(0.24)

Net Asset Value
End of period	$20.05	$19.77	$22.47	$16.87	$16.34	$15.24

Total investment return [3]	2.38%	(11.31%)	34.61%	4.93%	9.18%	6.46%

Net assets at end of period (000’s omitted)	$38,626	$37,057	$41,461	$31,361	$30,823	$28,778

Ratios: [4]
Expenses (without waiver) [5]	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses (with waiver) [5]	1.00%	1.00%	1.00%	1.00%	1.00%	1.06%
Net investment income (without waiver)	0.54%	0.66%	0.77%	1.11%	1.53%	1.59%
Net investment income (with waiver)	0.79%	0.91%	1.02%	1.36%	1.78%	1.78%

Portfolio turnover rate (excluding short-term securities)	4.06%[6]	4.64%	11.55%	22.15%	15.07%	19.80%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.
[6]	Not annualized.

DECEMBER 31, 2022	61

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Global Dividend Growth Fund

Class S	Six Months Ended	Year Ended June 30,
	December 31, 2022 (Unaudited)	2022	2021	2020	2019	2018

Net Asset Value:
Beginning of period	$19.74	$22.45	$16.85	$16.33	$15.22	$14.53

Operations:
Net investment income [1]	0.05	0.15	0.15	0.18	0.24	0.23
Net realized and unrealized gains (losses)	0.39	(2.73)	5.60	0.56	1.11	0.66
Total from operations	0.44	(2.58)	5.75	0.74	1.35	0.89

Redemption fee	—	—	— [2]	— [2]	—	—

Distributions to Shareholders:
From net investment income	(0.14)	(0.13)	(0.15)	(0.22)	(0.24)	(0.20)

Net Asset Value
End of period	$20.04	$19.74	$22.45	$16.85	$16.33	$15.22

Total investment return [3]	2.28%	(11.58%)	34.32%	4.60%	8.98%	6.13%

Net assets at end of period (000’s omitted)	$3,363	$3,391	$4,093	$3,391	$3,241	$3,246

Ratios: [4]
Expenses (without waiver) [5]	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses (with waiver) [5]	1.25%	1.25%	1.25%	1.25%	1.25%	1.31%
Net investment income (without waiver)	0.29%	0.39%	0.52%	0.87%	1.28%	1.33%
Net investment income (with waiver)	0.54%	0.64%	0.77%	1.12%	1.53%	1.52%

Portfolio turnover rate (excluding short-term securities)	4.06%[6]	4.64%	11.55%	22.15%	15.07%	19.80%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.50% of average daily net assets. However, during the period above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.
[6]	Not annualized.

62	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Large Cap Growth Fund

	Six Months Ended	Year Ended June 30,
	December 31, 2022 (Unaudited)	2022	2021	2020	2019	2018

Net Asset Value:
Beginning of period	$48.29	$63.04	$47.07	$42.53	$42.40	$40.56

Operations:
Net investment income (loss) [1]	0.02	(0.09)	(0.06)	0.07	0.16	0.13
Net realized and unrealized gains (losses)	(0.46)	(10.74)	18.95	8.60	3.61	6.55

Total from operations	(0.44)	(10.83)	18.89	8.67	3.77	6.68

Redemption fee	— [2]	—	— [2]	— [2]	— [2]	— [2]

Distributions to Shareholders:
From net investment income	—	—	(0.02)	(0.12)	(0.15)	(0.17)
From net realized gains	(1.78)	(3.92)	(2.90)	(4.01)	(3.49)	(4.67)

Total distributions	(1.78)	(3.92)	(2.92)	(4.13)	(3.64)	(4.84)

Net Asset Value
End of period	$46.07	$48.29	$63.04	$47.07	$42.53	$42.40

Total investment return [3]	(0.99%)	(18.78%)	41.12%	21.34%	10.54%	16.93%

Net assets at end of period (000’s omitted)	$132,128	$136,435	$177,096	$129,154	$116,581	$118,792

Ratios: [4]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	0.10%	(0.15%)	(0.11%)	0.17%	0.39%	0.30%

Portfolio turnover rate (excluding short-term securities)	1.67%[5]	10.83%	9.75%	14.53%	16.02%	15.02%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

DECEMBER 31, 2022	63

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit ESG Growth Fund

Class I	Six Months Ended	Year Ended June 30,
	December 31, 2022 (Unaudited)	2022	2021	2020	2019	2018

Net Asset Value:
Beginning of period	$14.87	$18.17	$13.85	$13.21	$12.37	$11.29

Operations:
Net investment income [1]	0.04	0.10	0.12	0.12	0.17	0.16
Net realized and unrealized gains (losses)	0.37	(3.13)	4.30	0.74	0.83	1.03

Total from operations	0.41	(3.03)	4.42	0.86	1.00	1.19

Redemption fee	—	—	— [2]	—	—	—

Distributions to Shareholders:
From net investment income	(0.10)	(0.08)	(0.10)	(0.17)	(0.16)	(0.11)
From net realized gains	(0.39)	(0.19)	—	(0.05)	—	—

Total distributions	(0.49)	(0.27)	(0.10)	(0.22)	(0.16)	(0.11)

Net Asset Value
End of period	$14.79	$14.87	$18.17	$13.85	$13.21	$12.37

Total investment return [3]	2.69%	(16.97%)	31.97%	6.47%	8.30%	10.57%

Net assets at end of period (000’s omitted)	$3,803	$3,740	$4,841	$3,477	$3,387	$3,041

Ratios: [4]
Expenses (without waiver) [5]	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses (with waiver) [5]	1.00%	1.00%	1.00%	1.00%	1.00%	1.06%
Net investment income (without waiver)	0.26%	0.30%	0.48%	0.63%	1.14%	1.10%
Net investment income (with waiver)	0.51%	0.55%	0.73%	0.88%	1.38%	1.29%

Portfolio turnover rate (excluding short-term securities)	4.29%[6]	9.23%	7.39%	25.28%	9.26%	14.97%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.
[6]	Not annualized.

64	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit ESG Growth Fund

Class S	Six Months Ended	Year Ended June 30,
	December 31, 2022 (Unaudited)	2022	2021	2020	2019	2018

Net Asset Value:
Beginning of period	$14.74	$18.05	$13.78	$13.16	$12.34	$11.28

Operations:
Net investment income [1]	0.02	0.05	0.08	0.08	0.14	0.13
Net realized and unrealized gains (losses)	0.37	(3.11)	4.27	0.74	0.83	1.03

Total from operations	0.39	(3.06)	4.35	0.82	0.97	1.16

Distributions to Shareholders:
From net investment income	(0.08)	(0.06)	(0.08)	(0.15)	(0.15)	(0.10)
From net realized gains	(0.39)	(0.19)	—	(0.05)	—	—

Total distributions	(0.47)	(0.25)	(0.08)	(0.20)	(0.15)	(0.10)

Net Asset Value
End of period	$14.66	$14.74	$18.05	$13.78	$13.16	$12.34

Total investment return [2]	2.58%	(17.24%)	31.61%	6.22%	8.01%	10.37%

Net assets at end of period (000’s omitted)	$3,769	$3,577	$4,279	$3,158	$2,895	$2,660

Ratios: [3]
Expenses (without waiver) [4]	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses (with waiver) [4]	1.25%	1.25%	1.25%	1.25%	1.25%	1.31%
Net investment income (without waiver)	0.01%	0.05%	0.23%	0.38%	0.89%	0.84%
Net investment income (with waiver)	0.26%	0.30%	0.48%	0.63%	1.14%	1.03%

Portfolio turnover rate (excluding short-term securities)	4.29%[5]	9.23%	7.39%	25.28%	9.26%	14.97%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Total Fund expenses are limited to 1.50% of average daily net assets. However, during the period above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.
[5]	Not annualized.

DECEMBER 31, 2022	65

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Mid Cap Growth Fund

	Six Months Ended	Year Ended June 30,
	December 31, 2022 (Unaudited)	2022	2021	2020	2019	2018

Net Asset Value:
Beginning of period	$16.96	$25.41	$19.05	$18.84	$18.96	$18.06

Operations:
Net investment income (loss) [1]	0.01	(0.12)	(0.10)	(0.05)	(0.03)	(0.03)
Net realized and unrealized gains (losses)	1.34	(5.37)	7.44	1.64	1.79	1.71

Total from operations	1.35	(5.49)	7.34	1.59	1.76	1.68

Redemption fee	—	— [2]	— [2]	— [2]	— [2]	— [2]

Distributions to Shareholders:
From net investment income	—	—	—	—	—	— [2]
From net realized gains	(0.55)	(2.96)	(0.98)	(1.38)	(1.88)	(0.78)

Total distributions	(0.55)	(2.96)	(0.98)	(1.38)	(1.88)	(0.78)

Net Asset Value
End of period	$17.76	$16.96	$25.41	$19.05	$18.84	$18.96

Total investment return [3]	7.90%	(24.70%)	38.99%	8.75%	11.76%	9.42%

Net assets at end of period (000’s omitted)	$170,070	$164,430	$228,171	$172,744	$169,099	$158,501

Ratios: [4]
Expenses	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income (loss)	0.05%	(0.52%)	(0.46%)	(0.27%)	(0.16%)	(0.17%)

Portfolio turnover rate (excluding short-term securities)	3.43%[5]	13.16%	19.54%	25.58%	27.70%	28.89%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

66	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Small Cap Dividend Growth Fund

Class I	Six Months Ended	Year Ended June 30,
	December 31, 2022 (Unaudited)	2022	2021	2020	2019	2018

Net Asset Value:
Beginning of period	$12.85	$16.73	$11.39	$11.89	$12.27	$11.47

Operations:
Net investment income [1]	0.12	0.14	0.13	0.13	0.15	0.11
Net realized and unrealized gains (losses)	0.67	(2.61)	5.32	(0.49)	(0.25)	0.80

Total from operations	0.79	(2.47)	5.45	(0.36)	(0.10)	0.91

Redemption fee	—	— [2]	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.16)	(0.14)	(0.11)	(0.14)	(0.15)	(0.11)
From net realized gains	(0.37)	(1.27)	—	—	(0.13)	—

Total distributions	(0.53)	(1.41)	(0.11)	(0.14)	(0.28)	(0.11)
Net Asset Value
End of period	$13.11	$12.85	$16.73	$11.39	$11.89	$12.27

Total investment return [3]	6.19%	(16.30%)	48.13%	(3.05%)	(0.54%)	8.00%

Net assets at end of period (000’s omitted)	$14,808	$14,209	$17,114	$11,786	$12,559	$14,597

Ratios: [4]
Expenses (without waiver) [5]	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses (with waiver) [5]	0.90%	0.95%	1.00%	1.00%	1.00%	1.06%
Net investment income (without waiver)	1.37%	0.59%	0.67%	0.90%	1.07%	0.75%
Net investment income (with waiver)	1.72%	0.89%	0.92%	1.15%	1.32%	0.94%

Portfolio turnover rate (excluding short-term securities)	9.51%[6]	18.47%	27.91%	27.58%	24.17%	29.74%

1	The net investment income per share is based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
4

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

5	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.
6	Not annualized.

DECEMBER 31, 2022	67

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Small Cap Dividend Growth Fund

Class S	Six Months Ended	Year Ended June 30,
	December 31, 2022 (Unaudited)	2022	2021	2020	2019	2018

Net Asset Value:
Beginning of period	$12.84	$16.72	$11.38	$11.88	$12.26	$11.46

Operations:
Net investment income [1]	0.10	0.11	0.10	0.10	0.12	0.08
Net realized and unrealized gains (losses)	0.66	(2.62)	5.32	(0.49)	(0.25)	0.80

Total from operations	0.76	(2.51)	5.42	(0.39)	(0.13)	0.88

Redemption fee	—	— [2]	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.13)	(0.10)	(0.08)	(0.11)	(0.12)	(0.08)
From net realized gains	(0.37)	(1.27)	—	—	(0.13)	—

Total distributions	(0.50)	(1.37)	(0.08)	(0.11)	(0.25)	(0.08)

Net Asset Value
End of period	$13.10	$12.84	$16.72	$11.38	$11.88	$12.26

Total investment return [3]	5.99%	(16.48%)	47.73%	(3.30%)	(0.80%)	7.74%

Net assets at end of period (000’s omitted)	$4,705	$4,323	$5,187	$3,720	$3,981	$3,882

Ratios: [4]
Expenses (without waiver) [5]	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses (with waiver) [5]	1.15%	1.20%	1.25%	1.25%	1.25%	1.31%
Net investment income (without waiver)	1.13%	0.42%	0.42%	0.64%	0.82%	0.51%
Net investment income (with waiver)	1.48%	0.72%	0.67%	0.89%	1.07%	0.70%

Portfolio turnover rate (excluding short-term securities)	9.51%[6]	18.47%	27.91%	27.58%	24.17%	29.74%

1	The net investment income per share is based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
4

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

5	Total Fund expenses are limited to 1.50% of average daily net assets. However, during the period above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.
6	Not annualized.

68	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Small Cap Growth Fund

	Six Months Ended	Year Ended June 30,
	December 31, 2022 (Unaudited)	2022	2021	2020	2019	2018

Net Asset Value:
Beginning of period	$52.41	$82.14	$56.81	$55.46	$57.18	$54.18

Operations:
Net investment loss [1]	(0.01)	(0.48)	(0.44)	(0.28)	(0.25)	(0.29)
Net realized and unrealized gains (losses)	1.81	(17.68)	28.28	3.38	2.88	7.01

Total from operations	1.80	(18.16)	27.84	3.10	2.63	6.72

Redemption fee [2]	—	—	—	—	—	—

Distributions to Shareholders:
From net realized gains	(0.92)	(11.57)	(2.51)	(1.75)	(4.35)	(3.72)

Net Asset Value
End of period	$53.29	$52.41	$82.14	$56.81	$55.46	$57.18

Total investment return [3]	3.43%	(25.57%)	49.65%	5.68%	6.45%	12.68%

Net assets at end of period (000’s omitted)	$98,914	$98,444	$145,859	$100,613	$99,630	$100,038

Ratios: [4]
Expenses	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment loss	(0.03%)	(0.67%)	(0.62%)	(0.53%)	(0.47%)	(0.51%)

Portfolio turnover rate (excluding short-term securities)	9.21%[5]	15.64%	30.54%	25.74%	26.34%	29.01%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

DECEMBER 31, 2022	69

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit International Growth Fund

	Six Months Ended	Year Ended June 30,
	December 31, 2022 (Unaudited)	2022	2021	2020	2019	2018

Net Asset Value:
Beginning of period	$17.78	$23.27	$17.38	$17.13	$16.75	$16.23

Operations:
Net investment income [1]	0.06	0.20	0.05	0.06	0.16	0.19
Net realized and unrealized gains (losses)	0.61	(5.63)	5.89	0.36	0.40	0.47

Total from operations	0.67	(5.43)	5.94	0.42	0.56	0.66

Redemption fee	—	—	—	— [2]	—	— [2]

Distributions to Shareholders:
From net investment income	(0.27)	(0.06)	(0.05)	(0.17)	(0.18)	(0.14)
From net realized gains	(0.09)	—	—	—	—	—

Total distributions	(0.36)	(0.06)	(0.05)	(0.17)	(0.18)	(0.14)

Net Asset Value
End of period	$18.09	$17.78	$23.27	$17.38	$17.13	$16.75

Total investment return [3]	3.76%	(23.41%)	34.18%	2.43%	3.55%	4.06%

Net assets at end of period (000’s omitted)	$23,070	$22,454	$31,345	$23,005	$23,463	$23,875

Ratios: [4]
Expenses (without waiver)	1.50%[5]	1.50%[5]	1.50%	1.50%	1.50%	1.50%
Expenses (with waiver)	0.85%[5]	1.20%[5]	—	—	—	—
Net investment income (without waiver)	0.03%	0.59%	0.26%	0.35%	0.97%	1.11%
Net investment income (with waiver)	0.68%	0.88%	—	—	—	—

Portfolio turnover rate (excluding short-term securities)	4.10%[6]	7.76%	12.61%	13.38%	27.38%	16.35%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.50% of average daily net assets. However, during the period above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.
[6]	Not annualized.

70	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Developing Markets Growth Fund

	Six Months Ended	Year Ended June 30,
	December 31, 2022 (Unaudited)	2022	2021	2020	2019	2018

Net Asset Value:
Beginning of period	$15.46	$21.40	$16.28	$16.21	$17.25	$15.23

Operations:
Net investment income [1]	0.08	0.21	0.01	0.26	0.10	0.03
Net realized and unrealized gains (losses)	(0.15)	(5.76)	5.17	0.11	(0.90)	2.24

Total from operations	(0.07)	(5.55)	5.18	0.37	(0.80)	2.27

Redemption fee	— [2]	—	—	— [2]	—	— [2]

Distributions to Shareholders:
From net investment income	(0.29)	(0.02)	(0.02)	(0.30)	(0.08)	—
From net realized gains	(0.08)	(0.37)	(0.04)	—	(0.16)	(0.25)

Total distributions	(0.37)	(0.39)	(0.06)	(0.30)	(0.24)	(0.25)

Net Asset Value
End of period	$15.02	$15.46	$21.40	$16.28	$16.21	$17.25

Total investment return [3]	(0.47%)	(26.19%)	31.79%	2.20%	(4.43%)	14.94%

Net assets at end of period (000’s omitted)	$9,326	$9,400	$13,883	$10,260	$9,996	$11,027

Ratios: [4]
Expenses (without waiver) [5]	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses (with waiver) [5]	0.95%	1.20%	1.40%	1.40%	1.40%	1.54%
Net investment income (without waiver)	0.04%	0.35%	(0.55%)	1.05%	0.03%	(0.26%)
Net investment income (with waiver)	1.09%	1.15%	0.05%	1.65%	0.63%	0.20%

Portfolio turnover rate (excluding short-term securities)	0.50%[6]	2.49%	7.52%	4.15%	10.28%	30.30%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 2.00% of average daily net assets. However, during the period above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.
[6]	Not annualized.

DECEMBER 31, 2022	71

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended December 31, 2022

(1)	Organization

The Sit Mutual Funds covered by this report are Sit Balanced Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit Large Cap Growth Fund, Sit ESG Growth Fund, Sit Mid Cap Growth Fund, Sit Small Cap Dividend Growth Fund, Sit Small Cap Growth Fund, Sit International Growth Fund, and Sit Developing Markets Growth Fund (each a “Fund” and collectively, the “Funds”). The Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Balanced Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit ESG Growth Fund, Sit Small Cap Dividend Growth Fund, Sit Small Cap Growth Fund, Sit International Growth Fund, and Sit Developing Markets Growth Fund are series funds of Sit Mutual Funds, Inc. Each Fund has 10 billion authorized shares of capital stock with a par value of $0.001. This report covers the equity Funds of the Sit Mutual Funds.

The investment objective for each Fund is as follows:

Fund	Investment Objective

Balanced Fund	Long-term growth consistent with the preservation of principal and to provide regular income.

Dividend Growth Fund	Provide current income that exceeds the dividend yield of the S&P 500® Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.

Global Dividend Growth Fund	Provide current income that exceeds the dividend yield of the MSCI World Index that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Large Cap Growth Fund	Maximize long-term capital appreciation.
ESG Growth Fund	Maximize long-term capital appreciation.
Mid Cap Growth Fund	Maximize long-term capital appreciation.
Small Cap Dividend Growth Fund	Provide current income that exceeds the yield of the Russell 2000® Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Small Cap Growth Fund	Maximize long-term capital appreciation.
International Growth Fund	Maximize long-term growth.
Developing Markets Growth Fund	Maximize long-term capital appreciation.

The Dividend Growth, Global Dividend Growth, ESG Growth and Small Cap Dividend Growth Funds offer Class I and Class S shares. Both classes of shares have identical voting, dividend, and liquidation rights. The distribution fee differs among classes, the Class S shares have a 0.25% distribution fee, whereas Class I has no distribution fee. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

(2)	Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Investments in Securities

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Equity securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, at the last reported bid price. The sale and bid prices or prices deemed best to reflect fair value quoted by dealers who make markets in these securities are obtained from independent pricing services. Consistent with the Funds’ valuation policies and procedures, debt securities maturing in more than 60 days are priced by an independent pricing service. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and

72	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

prepayment speeds as applicable. When market quotations are not readily available, or when Sit Investment Associates, Inc. (the “Adviser” or “SIA”) becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, securities are valued at fair value as determined in good faith using procedures established by the Funds’ Board of Directors. The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Debt securities of sufficient credit quality maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value.

Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on an accrual basis, including level-yield amortization of long-term bond premium and discount using the effective yield method.

Fair Value Measurements

The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

• Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

• Level 2 – debt securities are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, U.S. government and government agency obligations, and municipal securities the pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For asset-backed securities and mortgage-backed securities, the pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For foreign equities, the pricing services adjust closing prices by applying a systematic process for events occurring after the close of the foreign exchange by utilizing such inputs as Depositary Receipts, quoted prices for similar securities, exchange rates, and certain indexes. All of these inputs are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

• Level 3 – significant unobservable inputs, including the Adviser’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the levels for the Funds’ investments as of December 31, 2022 is included with the Funds’ schedules of investments.

Foreign Currency Translations and Forward Foreign Currency Contracts

The fair value of securities and other assets and liabilities denominated in foreign currencies for Global Dividend Growth, ESG Growth, International Growth and Developing Markets Growth Funds are translated daily into U.S. dollars at the closing rate of exchange (approximately 4:00 p.m. Eastern Time). Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

The Global Dividend Growth, ESG Growth, International Growth and Developing Markets Growth Funds may enter into forward foreign currency exchange contracts generally for operational purposes, but the Adviser may occasionally utilize contracts to protect against adverse exchange rate fluctuation. Any gains (losses) generated by these contracts are disclosed separately on the statements of operations.

DECEMBER 31, 2022	73

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended December 31, 2022 (Continued)

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation is determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required. In order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis. Also, the Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of December 31, 2022, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns remain subject to examination by the Internal Revenue Service and state departments of revenue until such time as the applicable statute of limitations for audit has expired. For example, U.S. tax returns are generally subject to audit for three years from the date they are filed.

At December 31, 2022, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)	Cost of Securities on a Tax Basis
Balanced Fund	$10,329,246	($2,675,006)	$7,654,240	$35,797,637
Dividend Growth Fund	40,502,540	(5,012,758)	35,489,782	183,493,620
Global Dividend Growth Fund	16,170,787	(1,213,643)	14,957,144	26,971,695
Large Cap Growth Fund	74,158,903	(2,834,286)	71,324,617	60,861,922
ESG Growth Fund	2,485,412	(367,314)	2,118,098	5,446,271
Mid Cap Growth Fund	77,878,854	(5,099,693)	72,779,161	97,434,928
Small Cap Dividend Growth Fund	5,075,638	(1,433,017)	3,642,621	15,652,012
Small Cap Growth Fund	38,497,639	(5,200,407)	33,297,232	65,646,187
International Growth Fund	6,383,421	(1,301,139)	5,082,282	17,888,875
Developing Markets Growth Fund	2,966,116	(1,245,158)	1,720,958	7,590,267

Net investment income and net realized gains differ for financial statement and tax purposes because of corporate actions on shares held and/or losses deferred due to “wash sale” transactions. A “wash sale” occurs when a Fund sells a security that it has acquired within a period beginning thirty days before and ending thirty days after the date of sale (a sixty one day period). The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. The tax character of distributions paid during the fiscal years ended June 30, 2022 and 2021 was as follows:

74	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Year Ended June 30, 2022:

	Ordinary Income	Long Term Capital Gain	Total
Balanced Fund	$682,176	$2,274,137	$2,956,313
Dividend Growth Fund (Class I)	3,242,312	22,439,549	25,681,861
Dividend Growth Fund (Class S)	349,898	2,818,447	3,168,345
Global Dividend Growth Fund (Class I)	334,135	—	334,135
Global Dividend Growth Fund (Class S)	22,870	—	22,870
Large Cap Growth Fund	4,575	10,817,703	10,822,278
ESG Growth Fund (Class I)	23,120	48,536	71,656
ESG Growth Fund (Class S)	15,486	44,262	59,748
Mid Cap Growth Fund	—	26,173,363	26,173,363
Small Cap Dividend Growth Fund (Class I)	170,582	1,267,749	1,438,331
Small Cap Dividend Growth Fund (Class S)	38,830	390,273	429,103
Small Cap Growth Fund	1,227,477	18,447,720	19,675,197
International Growth Fund	72,739	—	72,739
Developing Markets Growth Fund	14,001	238,775	252,776

Year Ended June 30, 2021:

	Ordinary Income	Long Term Capital Gain	Total
Balanced Fund	$503,459	$381,513	$884,972
Dividend Growth Fund (Class I)	2,537,370	10,512,017	13,049,387
Dividend Growth Fund (Class S)	332,660	1,610,976	1,943,636
Global Dividend Growth Fund (Class I)	357,992	—	357,992
Global Dividend Growth Fund (Class S)	28,011	—	28,011
Large Cap Growth Fund	63,677	7,881,267	7,944,944
ESG Growth Fund (Class I)	24,675	—	24,675
ESG Growth Fund (Class S)	17,325	—	17,325
Mid Cap Growth Fund	—	8,583,537	8,583,537
Small Cap Dividend Growth Fund (Class I)	113,108	—	113,108
Small Cap Dividend Growth Fund (Class S)	24,893	—	24,893
Small Cap Growth Fund	—	4,398,753	4,398,753
International Growth Fund	61,406	—	61,406
Developing Markets Growth Fund	10,868	23,930	34,798

As of June 30, 2022, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)
Balanced Fund	$130,676	$1,580,798	$8,476,449
Dividend Growth Fund	620,638	16,933,121	29,591,632
Global Dividend Growth Fund	211,178	—	13,885,807
Large Cap Growth Fund	—	4,469,489	73,497,481
ESG Growth Fund	28,129	194,228	1,896,872
Mid Cap Growth Fund	—	3,866,225	57,284,254
Small Cap Dividend Growth Fund	68,015	282,849	2,848,280
Small Cap Growth Fund	—	1,011,816	30,546,784
International Growth Fund	256,203	—	4,498,899
Developing Markets Growth Fund	125,010	46,143	1,826,157

DECEMBER 31, 2022	75

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended December 31, 2022 (Continued)

Net capital loss carryovers and late year losses, if any, as of June 30, 2022, are available to offset future realized capital gains and thereby reduce future capital gains distributions. The Funds’ are permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward retain their character as either short-term or long-term capital losses. The net capital loss carryovers and the late year losses deferred as of June 30, 2022, were as follows:

	Unlimited Period of Net		Late Year
	Capital Loss Carryover		Losses Deferred
	Short-Term	Long-Term	Ordinary	Capital
Global Dividend Growth Fund	$117,472	—	—	—
Large Cap Growth Fund	—	—	$26,673	—
Mid Cap Growth Fund	—	—	416,221	—
Small Cap Growth Fund	—	—	375,534	—
International Growth Fund	93,954	—	—	—

For the year ended June 30, 2022, the Funds’ utilized capital losses and expired capital losses as follows:

	Utilized	Expired
Global Dividend Growth Fund	$805,761	—
International Growth Fund	695,062	—

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced, Dividend Growth, Global Dividend Growth and Small Cap Dividend Growth Funds and declared and paid annually for Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, Large Cap Growth and ESG Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Concentration of Investments

The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income it generates, as well as the Fund’s ability to repatriate such amounts.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results for the respective periods. Actual results could differ from those estimates.

Guarantees and Indemnifications

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

76	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

(3)	Investment Security Transactions

The cost of purchases and proceeds from sales and maturities of investment securities, other than short-term securities, for the six months ended December 31, 2022, were as follows:

	Purchases		Proceeds

	U.S. Government	Other	U.S. Government	Other
Balanced Fund	$5,511,680	$2,102,795	$3,519,030	$4,921,411
Dividend Growth Fund	—	53,446,529	—	56,011,910
Global Dividend Growth Fund	—	1,819,820	—	1,645,820
Large Cap Growth Fund	—	2,302,533	—	5,055,871
ESG Growth Fund	—	311,204	—	372,296
Mid Cap Growth Fund	—	5,815,817	—	13,147,019
Small Cap Dividend Growth Fund	—	1,804,491	—	1,945,058
Small Cap Growth Fund	—	9,289,230	—	9,126,153
International Growth Fund	—	911,282	—	1,043,149
Developing Markets Growth Fund	—	69,551	—	43,890

(4)	Affiliated Fees and Transactions

Investment Adviser

The Funds each have entered into an investment management agreement with SIA, under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The current fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

		Net of Adviser’s
	Management Fees	Voluntary Fee Waiver
Balanced Fund	1.00%	0.80%
Dividend Growth Fund Class I and Class S	1.00%	0.70%
Global Dividend Growth Fund Class I and Class S	1.25%	1.00%
Large Cap Growth Fund	1.00%	N/A
ESG Growth Fund Class I and Class S	1.25%	1.00%
Mid Cap Growth Fund	1.25%	N/A
Small Cap Dividend Growth Fund Class I and Class S	1.25%	0.90%
Small Cap Growth Fund	1.50%	N/A
International Growth Fund	1.50%	0.85%
Developing Markets Growth Fund	2.00%	0.95%

SIA is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, 12b-1 fees and other transaction charges relating to investing activities).

In addition to the annual management fees, the Class S shares of the Dividend Growth, Global Dividend Growth, ESG Growth and Small Cap Dividend Growth Funds also have a 0.25% annual distribution (12b-1) fee, which is used to pay for distribution fees related to the sale and distribution of such shares.

Effective January 1, 2022, the Adviser has agreed to voluntarily limit the management fee of the Balanced Fund to 0.80%, the Small Cap Dividend Growth Fund to 0.90% (prior to January 1, 2022, the limitation was 1.00%), the International Growth Fund to 0.85% and the Developing Markets Growth Fund to 0.95% (prior to January 1, 2022, the limitation was 1.40%) for the period through December 31, 2022 of the Fund’s daily average net assets, respectively.

DECEMBER 31, 2022	77

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended December 31, 2022 (Continued)

Effective October 1, 2017, the Adviser has agreed to limit the management fee of the Dividend Growth Fund to 0.70%, the Global Dividend Growth Fund to 1.00% and the ESG Growth Fund to 1.00% for the period through June 30, 2023 of the Fund’s daily average net assets, respectively.

Transactions with affiliates

The Adviser, affiliates of the Adviser, directors and officers of the Funds as a whole owned the following shares as of December 31, 2022:

	Shares	% Shares Outstanding
Balanced Fund	436,450	25.4
Dividend Growth Fund	1,927,966	12.0
Global Dividend Growth Fund	508,391	24.3
Large Cap Growth Fund	855,243	29.8
ESG Growth Fund	475,929	92.6
Mid Cap Growth Fund	4,832,123	50.5
Small Cap Dividend Growth Fund	733,465	49.3
Small Cap Growth Fund	1,133,118	61.0
International Growth Fund	740,961	58.1
Developing Markets Growth Fund	303,214	48.8

(5)	Credit Facility

The Funds, together with the 4 bond Sit Mutual Funds managed by SIA, are borrowers in a $20 million credit facility (Credit Facility) maturing November 28, 2023. The Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Under the terms of the Credit Facility, each Fund shall pay interest charged on any borrowings made by the Fund. During the period ended December 31, 2023, the Funds did not use the Credit Facility.

(6)	Capital Share Activity

Short-Term Trading (Redemption) Fees

The Funds (except Balanced) charge a redemption fee equal to 2.00% of the proceeds on shares held for less than 30 calendar days. The fee is retained by the Fund for the benefit of its long-term shareholders and accounted for as an addition to paid in capital. For the six months ended December 31, 2022, the Funds received the following redemption fees:

	Class I	Class S
Dividend Growth Fund	$925	$11
Large Cap Growth Fund	212	—
Small Cap Growth Fund	7	—
Developing Markets Growth Fund	2	—

78	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2022 to December 31, 2022.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period (7/1/22- 12/31/22)

Balanced Fund
Actual	$1,000	$994.50	$4.02
Hypothetical	$1,000	$1,021.17	$4.08

Dividend Growth Fund
Actual
Class I	$1,000	$1,061.50	$3.64
Class S	$1,000	$1,059.80	$4.93
Hypothetical
Class I	$1,000	$1,021.68	$3.57
Class S	$1,000	$1,020.42	$4.84

Global Dividend Growth Fund
Actual
Class I	$1,000	$1,023.80	$5.10
Class S	$1,000	$1,022.80	$6.37
Hypothetical
Class I	$1,000	$1,020.16	$5.09
Class S	$1,000	$1,018.90	$6.36

Large Cap Growth Fund
Actual	$1,000	$990.10	$5.02
Hypothetical	$1,000	$1,020.16	$5.09

ESG Growth Fund
Actual
Class I	$1,000	$1,026.90	$5.11
Class S	$1,000	$1,025.80	$6.38
Hypothetical
Class I	$1,000	$1,020.16	$5.09
Class S	$1,000	$1,018.90	$6.36

Mid Cap Growth Fund
Actual	$1,000	$1,079.00	$6.55
Hypothetical	$1,000	$1,018.90	$6.36

Small Cap Dividend Growth Fund
Actual
Class I	$1,000	$1,061.90	$4.68
Class S	$1,000	$1,059.90	$5.97
Hypothetical
Class I	$1,000	$1,020.67	$4.58
Class S	$1,000	$1,019.41	$5.85

DECEMBER 31, 2022	79

EXPENSE EXAMPLE (Unaudited) (Continued)

	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period * (7/1/22- 12/31/22)

Small Cap Growth Fund
Actual	$1,000	$1,034.30	$7.69
Hypothetical	$1,000	$1,017.64	$7.63

International Growth Fund
Actual	$1,000	$1,037.60	$4.37
Hypothetical	$1,000	$1,020.92	$4.33

Developing Markets Growth Fund
Actual	$1,000	$995.30	$4.78
Hypothetical	$1,000	$1,020.42	$4.84

*

Expenses are equal to the Fund’s annualized expense ratio of 0.70% for the Dividend Growth, Class I Fund; 0.95% for the Dividend Growth, Class S, and Developing Markets Growth Funds; 0.80%, for Balanced, 1.00% for the Global Dividend Growth, Class I, Large Cap Growth, Class I, and ESG Growth, Class I Funds; 0.90% for the Small Cap Dividend Growth, Class I Fund; 1.25% for Global Dividend Growth, Class S, ESG Growth, Class S, and Mid Cap Growth Funds, 1.15% for Small Cap Dividend Growth, Class S Fund; 1.50% for Small Cap Growth Fund, and 0.85% for International Growth Fund, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period.)

80	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

A description of the policies and procedures that the Adviser uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.sitfunds.com, without charge by calling 800-332-5580 and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. The Funds’ proxy voting record is available without charge by calling 800-332-5580 and on the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June.

QUARTERLY SCHEDULES OF INVESTMENTS

Each Fund files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of investments, as filed on Form N-PORT, is also available on its website at www.sitfunds.com, or without charge by calling 800-332-5580.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that a fund will be unable to meet requests to redeem its shares without significant dilution of remaining investors’ interest in the fund (“Liquidity Risk”).

At their joint meeting held on October 24, 2022, the Boards of Directors (the “Boards”) of the Sit Mutual Funds (each a “Fund and together, the “Funds”) reviewed the Funds’ liquidity risk management program (the “Program”) pursuant to the Liquidity Rule. In connection with this review, Sit Investment Associates, Inc. (“SIA”), the investment adviser to the Funds and administrator of the Program, provided the Boards with a written report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation during the prior year (the “Report”).

The Report described SIA’s liquidity classification methodology with respect to the Funds and noted SIA’s determination that a Highly Liquid Investment Minimum was not currently necessary for any Fund. The Report also summarized factors considered by SIA in assessing, managing, and periodically reviewing each Fund’s Liquidity Risk and the effectiveness of the Program with respect to each Fund. Such information and factors included, among other things: (i) evaluations of each Fund’s investment strategy and liquidity of investments during both normal and reasonably foreseeable stressed conditions; (ii) SIA’s determination that each Fund’s strategy remained appropriate for an open-end mutual fund; (iii) analyses of the Funds’ short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions, taking into account each Fund’s historical net redemption activity, shareholder ownership concentration, distribution channels and reasonably anticipated trading size; (iv) analyses of each Fund’s holdings of cash and cash equivalents, available borrowing arrangements, if any, and other funding sources; (v) that each Fund held primarily highly liquid investments (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (vi) that no Fund held more than 3% of its net assets in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) during normal market conditions; (vii) confirmation that each Fund had complied with the requirements of the Program; and (viii) that the Program had operated adequately and SIA recommended no changes to the Program at that time.

Based on the review, the Report concluded that the Program was operating as intended and is effective in implementing the requirements of the Liquidity Rule.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Funds’ prospectuses for more information regarding a Fund’s exposure to Liquidity Risk and other risks to which it may be subject.

DECEMBER 31, 2022	81

ADDITIONAL INFORMATION (Unaudited) (Continued)

RE-APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

At their joint meeting held on October 24, 2022, the Boards of Directors (the “Boards”) of Sit Mid Cap Growth Fund, Inc., Sit Large Cap Growth Fund, Inc., Sit International Growth Fund, Sit Balanced Fund, Sit Developing Markets Growth Fund, Sit ESG Growth Fund, Sit Small Cap Growth Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund and Sit Small Cap Dividend Growth Fund (each a “Fund” and collectively, the “Funds”) unanimously approved the continuation for another one-year period of the investment management agreements entered into by and between Sit Investment Associates, Inc. (“SIA”) and each of Sit Mid Cap Growth Fund, Inc., dated November 1, 1996; Sit Large Cap Growth Fund, Inc., dated November 1, 1996; and Sit Mutual Funds Inc., dated November 1, 1992 (collectively, the “Agreements”).

In advance of the October 24, 2022 meeting, the Boards requested and received materials from SIA to assist them in considering the re-approval of the Agreements. The Boards, including all of the Directors who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds (the “non-interested Directors”)), approved the Agreements after discussion and consideration of various factors relating to the Boards’ selection of SIA as the Funds’ investment adviser and the Boards’ approval of the fees to be paid under the Agreements. In evaluating the Agreements, the Directors relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of SIA and its services and personnel. The Directors did not consider any single factor as controlling in determining whether to approve the Agreements, and the items described herein are not all-encompassing of the matters considered by the Directors.

Investment Adviser Criteria. The Directors began their analysis by discussing their criteria for determining the quality of an investment adviser. The Directors’ noted that their criteria were similar to those used by institutional investors in evaluating and selecting investment advisers. The Directors discussed several factors in assessing the nature, extent and quality of the services performed by SIA, including the following:

Investment Philosophy and Process. The Directors considered SIA’s philosophy of managing assets. With respect to equity securities, the Directors noted that SIA seeks to identify growth-oriented securities issued by companies with the potential for earnings growth at a faster rate than the general economy and market indices. The Directors considered SIA’s belief that earnings growth is the primary determinant of superior long-term returns for equity securities, and that SIA invests in companies it believes exhibit above-market and consistent growth, as well as conservative and cyclical growth companies. They also considered that SIA’s active management style concentrates on the best growth opportunities at reasonable valuation levels. The Directors determined that the Funds’ investment objectives are consistent with SIA’s investment philosophy and growth style. The Directors reviewed the Funds’ portfolio characteristics and noted that SIA consistently managed the Funds in a growth style. The Directors found no indication in reviewing the Funds’ portfolio characteristics of style drift away from growth stocks over market cycles. The Directors noted that, in periods during which growth stocks have generally under-performed relative to value stocks, Fund performance may not rank favorably in comparisons with other funds investing in value stocks.

The Directors discussed SIA’s consistent and well-defined investment process. With respect to equity securities, the Directors noted that SIA utilizes a team-based, top-down and bottom-up investment decision making process.

Investment Professionals. The Directors discussed the experience, knowledge and organizational stability of SIA and its investment professionals. The Directors noted that SIA’s senior professionals are actively involved in the investment process and have significant investment industry experience.

The Directors discussed the depth of SIA’s investment staff, noting that SIA has over 30 investment professionals. Given the investment products offered by SIA and SIA’s amount of assets under management, the Directors determined that SIA’s investment staff is well positioned to meet the current needs of its clients, including the Funds, and to accommodate growth in its number of clients and assets under management for the near future. The Directors concluded that the depth of SIA’s investment staff, and in particular senior management and investment analysts, is actually greater than the Funds currently require at their present asset size. The Directors noted that SIA has the resources of an investment firm with over $15.2 billion in assets under management working for the benefit of the Funds’ shareholders. The Directors concluded that SIA has substantial resources to provide services to the Funds and that SIA’s services had been acceptable.

82	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Investment Performance. The Directors reviewed and discussed the Funds’ investment performance on an absolute and comparable basis for various periods as discussed below. The Directors noted that the investment performance of the Funds has generally been competitive with indices and other funds with similar investment styles as the Funds, such as equity growth funds.

Corporate Culture. The Directors discussed SIA’s corporate values and commitment to operate under the highest ethical and professional standards. They considered that SIA’s culture is set and practiced by senior management of SIA who insist that all SIA professionals exhibit honesty and integrity. The Directors noted that SIA’s values are evident in the services it provides to the Funds.

Review of Specific Factors. The Directors continued their analysis by reviewing specific information on SIA and the Funds, and the specific terms of the Agreements, including the following:

Investment Performance. The Directors reviewed the investment performance of each Fund for the 3-month, 6-month, 1-year, 3-year, 5-year, 10-year (as applicable) and since inception periods ended September 30, 2022, both on an absolute basis and on a comparative basis to indices and mutual funds within the same investment categories. As noted above, the Directors concluded that the investment performance of the Funds has been competitive in relation to funds with similar objectives and strategies.

Fees and Expenses. The Directors noted that the Funds pay SIA a monthly fee and SIA is responsible for all of the Funds’ expenses, except interest, brokerage commissions and transaction charges, certain extraordinary expenses, and fees paid under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act for Class S shares of Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit Small Cap Dividend Growth Fund, and Sit ESG Growth Fund. The Directors reviewed fees paid in prior years and the current fees to be paid under the Agreements both before and after fee waivers with respect to Sit Developing Markets Growth Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit Small Cap Dividend Growth Fund and Sit ESG Growth Fund.

The Directors compared each Fund’s expense ratio to (i) the average and median expense ratios of no-load mutual funds within the same Morningstar, Inc. (“Morningstar”) investment category, (ii) the average expense ratio for load funds within the Fund’s Morningstar category, and (iii) the average expense ratio for all funds within the Fund’s Morningstar category. The Directors also compared each Fund’s management fees to (i) the average and median actual management fees of no-load mutual funds within the same Morningstar investment category, (ii) the average actual management fees for load funds within the Fund’s Morningstar category, and (iii) the average actual management fees for all funds within the Fund’s Morningstar category. Certain of the Fund’s expense ratios were higher than the averages, and certain of the Fund’s expense ratios were lower than the averages. The Directors noted that the Morningstar no-load categories include funds of various asset sizes, some of which are significantly larger in assets than the Funds. The Directors also noted that unlike other funds within each Fund’s Morningstar category, SIA charges a single unified management fee and is responsible for paying all Fund operating expenses. The Directors concluded that the fees paid by the Funds are reasonable and appropriate.

The Directors reviewed the extent to which the fees to be paid under the Agreements by each Fund may be affected by an increase in the Fund’s assets, which included reviewing each Fund’s current and historical assets and the likelihood and magnitude of future increases in the Fund’s assets. The Directors agreed that it is appropriate that the Funds benefit from improved economies of scale as the Funds’ assets increase. However, the Directors concluded that, given the amount of the Funds’ current assets and the likelihood and magnitude of future increases in the Funds’ assets, a graduated fee structure for each Fund was unnecessary at the time because the fees to be paid under the current Agreements were reasonable and appropriate.

The Directors reviewed the expenses paid by SIA relating to the operations of the Funds, and SIA’s income with respect to its management of the Funds for the past two calendar years. The Directors concluded that the expenses paid were appropriate and that SIA’s profit margin with respect to the management of the Funds was acceptable.

The Directors reviewed SIA’s investment advisory fee schedule for investment management services provided to other clients. The Directors compared the services provided to the Funds and other clients of SIA and its affiliates and recognized that the Funds’ expenses are borne by SIA except as noted above. The Directors concluded that the fees paid by the Funds in relation to the fees paid by other clients of SIA and its affiliates were appropriate and reasonable.

DECEMBER 31, 2022	83

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Directors discussed the extent to which SIA receives ancillary benefits from its relationship with the Funds, such as soft dollar arrangements by which brokers provide research services to SIA as a result of brokerage generated by the Funds. The Boards concluded that any benefits SIA receives from its relationship with the Funds are well within industry norms, are reflected in the amount of the fees paid by the Funds to SIA and are appropriate and reasonable.

Non-Advisory Services. The Directors considered the quality of non-advisory services which SIA provides to the Funds (and their shareholders) and the quality and depth of SIA’s non-investment personnel who provide such services. The Directors concluded that the level of such services and the quality and depth of such personnel are acceptable and consistent with industry standards.

Finally, the Directors considered the compliance staff and the regulatory history of SIA and the Funds and concluded that both are acceptable and consistent with industry standards.

Based on these conclusions, without any single conclusion being dispositive, the Directors, including the non-interested Directors by separate vote, determined that renewal of the Agreements was in the interest of each Fund and its shareholders.

84	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Semi-Annual Report December 31, 2022

INVESTMENT ADVISER Sit Investment Associates, Inc. 80 S. Eighth Street Suite 3300 Minneapolis, MN 55402	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM KPMG LLP Minneapolis, MN

CUSTODIAN The Bank Of New York Mellon 111 Sanders Creek Parkway Syracuse, NY 13057	GENERAL COUNSEL Faegre Drinker Biddle & Reath LLP Minneapolis, MN

TRANSFER AGENT AND DISBURSING AGENT BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581

Sit Mutual Funds
1-800-332-5580 www.sitfunds.com

SIT STOCK 12-2022

Item 2:	Code of Ethics.

Not applicable to Semi-Annual Report.

Item 3:	Audit Committee Financial Expert.

Not applicable to Semi-Annual Report.

Item 4:	Principal Accountant Fees and Services.

Not applicable to Semi-Annual Report.

Item 5:	Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:	Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:	Portfolio Managers of Closed-End Management Companies.

Not applicable to open-end investment companies.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:	Controls and Procedures –

(a) Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

b) There were no changes in the Registrant’s internal control over financial reporting as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits:

(a) The following exhibits are attached to this Form N-CSR:

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b) Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Mutual Funds, Inc.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen Vice President, Treasurer

Date February 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen Vice President, Treasurer

Date February 22, 2023

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit Chairman

Date February 22, 2023